The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Quarterly Report for the period ended March 31, 2006 on Form 10-Q and the 2005 Annual Report on Form 10-K.

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s Quarterly Report for the period ended March 31, 2006 on Form 10-Q and the 2005 Annual Report on Form 10-K.

This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures can be found in the appendix of this presentation, as well as in SunTrust’s earnings press releases, which can be found on SunTrust’s website in the news section of the investor relations pages. In this presentation, net interest income, net interest margin and the efficiency ratio are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

SunTrust Banks, Inc.

L. Phillip Humann

L. Phillip Humann

Why SunTrust?

Does our operating model position us effectively for growth?

Does our operating model position us effectively for growth?

Do we have an experienced and proven management team who work effectively across business and product lines to deliver the best of SunTrust?

Does our footprint provide us a competitive advantage?

Have we successfully executed against our aspiration to have a best in class sales culture?

How does the right diversity and business mix help us deliver strong performance?

How does our disciplined approach to risk management translate into best-in-class credit quality?

Are we delivering the consistent, quality earnings the market and our shareholders expect and are we investing to achieve long term growth?

Building for Long-Term Growth

SunTrust

1998/99 → Current

Enhanced Franchise	One Bank	Take the Lead	Sales Culture Transformation	Risk Optimization & Enhanced Operating Leverage
• Extended footprint into key growth markets with Crestar merger • Collapsed 28 bank charters • Streamlined functional organization	• Focused on efficiency, ability to deliver common customer experience • Implemented series of operational initiatives and common systems platform	• Introduced new geographic structure and operating model • Aligned top talent to key leadership positions • Intensified local market, client and sales focus	• Implemented corporate strategy referred to as S3 + E2 = Selling, Serving, Sustaining client relationships with Excellence in Execution • Placed highest priority on sales, cross-LOB referrals & client retention • Championed 360° relationships: profiling clients' financial services needs and accessing the breadth of SunTrust's capabilities • Established high performance standards for LOBs and geographic units	• Focusing on loan spread improvements • Institutionalizing Business Mix Management process to optimize long-term investments and financial performance • Identifying portfolios with opportunity for better risk-adjusted pricing, applying improved credit analytics and pricing tools • Pursuing productivity initiatives to drive significant expense savings

4

Unique Approach to the Market

Dynamic Operating Model – Key Interactions

Operating Model Differentiation

LOB’s design business and product strategies with direct feedback from the geographic partners

LOB’s design business and product strategies with direct feedback from the geographic partners

Geographic partners are led by regional leaders who have solid line reporting relationships with the local Retail, Commercial and Wealth & Investment Management heads. They are empowered to deliver services, products and pricing to local customers

Local credit decisioning and pricing (most commercial credit requests are priced and approved locally)

Local management is held accountable and their incentive compensation is earned based on the success of the combined local LOB’s performance

Geographic partners have weekly sales meetings with LOBs where specific cross LOB commitments are made and the subsequent success tracked

Mid-Atlantic

Mid-Atlantic

Carolinas

Central

Experienced and Proven Management Team

SunTrust Management Committee

Management Transition

Success through management transition

Success through management transition

End of 2004, we had three executive management retirements

Reorganized entire organization and installed new management team

Seamless transition to new structure and roles with no performance disruption

Elevated our performance across multiple areas with seasoned, skilled appointments

Track record of bringing in new talent

Mark Chancy, Chief Financial Officer (Robinson Humphrey - 2001)

Tim Sullivan, Chief Information Officer (2003)

Bill Reed, Vice Chairman, Geography and Sales (NCF - 2004)

Richard Furr, Chairman, President and CEO of Carolinas Banking Group (NCF - 2004)

Tom Freeman, Chief Credit Officer (2006)

Strong bench, in depth and breadth

Succession plans exist for top 200+ management positions

Review opportunities and readiment twice per year

High Growth Footprint Leveraged for Continued Growth

Weighted average population growth for SunTrust markets 84% higher than national average

Weighted average population growth for SunTrust markets 84% higher than national average

%

Source: SNL Securities, U.S. average is a weighted average based on MSA deposits.

Cross-LOB Sales and Referrals Driving Revenue Growth

SunTrust

360º Perspective of Client Needs


Mortgage
CIB
Cmml
Retail
Wlth and Invest. Man.
SunTrust Customer

360º Delivery of SunTrust Capabilities

2005 Highlights

- Retail referred $3.7B in closed Mortgages – up 52% over 2004 and made 80,000 qualified referrals to Wealth and Investment Management[1]
- Commercial generated $61.9 million in Capital Markets fees – up 67% over 2004[2]
- Mortgage cross-sold nearly 97,000 total products – up 172% over 2004[1]
- Wealth and Investment Management made 28,000 referrals to Retail [2]

1 SunTrust legacy only vs December YTD last year.
2 Includes NCF.

11

SunTrust’s Diverse Business Mix

Balanced and diversified business mix

After-Tax Net Income Contribution by Line of Business

After-Tax Net Income Contribution by Line of Business

Q1 2006

Disciplined Credit Risk Management

Net Charge-Offs/Average Loans

%

*

*Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. Numbers presented for peers are averages.

*Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. Numbers presented for peers are averages.

Demonstrating the Momentum

SunTrust = +10% Growth <br/> Peers = +9% Growth

SunTrust = +9% Growth <br/> Peers = +7% Growth

Revenue Per Share

$

*Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. Numbers presented for peers are averages.

*Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. Numbers presented for peers are averages.

Demonstrating the Momentum

SunTrust

Diluted Earnings Per Share Before Extraordinary Items[1]



SunTrust = +14% Growth
Peers = +12% Growth
SunTrust = +7% Growth
Peers = +6% Growth
$
1.60
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
1.28
0.84
1.36
0.84
1.30
0.85
1.26
0.88
1.36
0.89
1.28
0.92
1.40
0.92
1.43
0.89
1.46
0.94
1Q 04
2Q 04
3Q 04
4Q 04
1Q 05
2Q 05
3Q 05
4Q 05
1Q 06
SunTrust
Peer Average*

* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. Numbers presented for peers are averages.

1 SunTrust did not have extraordinary items in the periods shown.

Source: SNL Financial

15

1 EPS as originally reported and adjusted for stock splits. There are no adjustments for merger pooling.

1 EPS as originally reported and adjusted for stock splits. There are no adjustments for merger pooling.

2 CAGR based on GAAP EPS excluding merger-related charges.

GAAP EPS

EPS1

Reduction in EPS due to merger-related charges

CAGR = 10%3

CAGR = 0%3

CAGR = 9%2/ 8%3

EPS Growth Back on Track

EPS growth back in line with the long-term trend despite the dilution effect in 2005 from NCF merger

SunTrust Banks, Inc.

James M. Wells III

James M. Wells III

Five Business Lines

Five Business Lines

Retail

Wealth and Investment Management

Commercial

Mortgage

Corporate and Investment Banking

Four Groups

Four Groups

Florida

Central

Mid-Atlantic

Carolinas

20 Regions with a Local Executive and Dedicated Management Team

Drive Strategy, Initiatives and

Profitability

Drive Client Acquisition, Expansion, Service, Retention and Profitability

Lines of Business

Geographies

LOB and Geographic Overview

Central

Central

Florida

Mid-Atlantic

4 Groups

20 Regions

Atlanta

Atlanta

Chattanooga

East Tennessee - Knoxville

Georgia – Savannah/South Georgia

Memphis

Nashville

Central - Orlando

South FL - Fort Lauderdale/Miami

Southwest FL - Ft Myers/Sarasota/Naples

North FL - Jacksonville/Pensacola

Tampa Bay

Central Virginia - Richmond

Maryland - Baltimore

Greater Washington

Western Virginia - Roanoke

Hampton Roads - Norfolk

Triangle- Raleigh/Durham, Wilmington

Mecklenburg – Asheville, Charlotte

South Carolina – Greenville, Charleston

Triad – Greensboro, Winston-Salem

1,332 Traditional branches

1,332 Traditional branches

345 In-store branches

Geographic Structure

Central Group Overview

523 branches, 818 ATMs

523 branches, 818 ATMs

$37.9 billion in deposits; 19.0% deposit market share in GA; #1 rank in state; 10.1% deposit market share in TN; #3 in state1

Client relationships: 1.2 million personal, 155,000 business clients

Household penetration: 25%2

14% of Business Banking market considers SunTrust the lead bank – SunTrust has a relationship with 21% of the market (tied for #1 in Central)3

Atlanta

Chattanooga

Georgia

Nashville

Memphis

East Tennessee

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

2 Source: Claritas and MCIF, March 2006.

3 Source: Independent third party research, 2005.

4 Source: Independent third party research, 2004.

Florida Group Overview

Tampa Bay

Southwest

Southwest

Central Florida

South Florida

North Florida

498 branches, 941 ATMs

498 branches, 941 ATMs

$34.3 billion in deposits; 10.0% deposit market share in FL; #3 rank in state1

Client Relationships: 1.4 million personal, 196,500 business clients

Household penetration: 19%2

10% of Business Banking market considers SunTrust the lead bank – SunTrust has a relationship with 16% of the market (#3 in Florida)3

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

2 Source: Claritas and MCIF, March 2006.

3 Source: Independent third party research, 2005.

4 Source: Independent third party research, 2004.

413 Branches, 752 ATMs

413 Branches, 752 ATMs

$23.6 billion in deposits; 9.2% deposit market share; #4 in footprint1

Client relationships: 1.6 million personal, 128,500 business clients

Household penetration: 30%2

12% of the Business Banking ($1-$5MM) market considers SunTrust the lead bank – SunTrust has a relationship with 18% of the market (#4 in Mid-Atlantic)3

Mid-Atlantic Group Overview

Western Virginia

Maryland

GWR

Central Virginia

Hampton Roads

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

2 Source: Claritas and MCIF, March 2006.

3 Source: Independent third party research, 2005.

4 Source: Independent third party research, 2004.

Carolinas Group Overview

243 branches, 275 ATMs

243 branches, 275 ATMs

$9.2 billion in deposits; 4.2% deposit market share in NC; #5 rank in state; 2.8% deposit market share in SC; #8 in state1

Client relationships: 506,000 personal, 83,500 business clients

Household penetration: 16%2

9% of Business Banking market considers SunTrust the lead bank – SunTrust has a relationship with 15% of the market (#4 in Carolinas)3

4% of the Commercial Banking market considers SunTrust the lead bank – SunTrust has a relationship with 8% of the market (#6 in Carolinas)4

Mecklenburg

Triangle

Triad

South Carolina

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

1 Source: As of June 2005, FDIC, state numbers are based on political boundaries.

2 Source: Claritas and MCIF, March 2006.

3 Source: Independent third party research, 2005.

4 Source: Independent third party research, 2004.

Retail

Other LOBs

Retail Contribution (1Q 2006)

$67.2 billion

$190.5 million

Net Income

$850.7 million

$31.2 billion

Deposits

Revenue

Loans

Retail’s Lines of Business Work Well Together

Branch Banking

Business Banking

Consumer Lending

Home Equity Sales Production

Home Equity Sales Production

(in millions)

New Business Deposit Sales Production

New Business Deposit Sales Production

New Consumer Deposit Sales Production

New Consumer Deposit Sales Production

35%

47%

36%

Retail Landscape

SunTrust serves more than 4 million personal households and 500,000 small businesses

SunTrust serves more than 4 million personal households and 500,000 small businesses

SunTrust has the 3rd largest branch network in the Southeast

1,677 full service banking offices

1,332 traditional branches

345 in-store locations

2,786 ATMs

SunTrust ranks #3 in deposit market share in the Southeast

In 2005, the SunTrust footprint includes 19 million (17%) out of the 111 million U.S. Households

Note: As of 03/31/2006 SunTrust MCIF.

Deposit Market Share

1 Source: June 2005 SNL and FDIC Deposit Data, please note the FDIC data includes headquarter deposits in certain regions.

1 Source: June 2005 SNL and FDIC Deposit Data, please note the FDIC data includes headquarter deposits in certain regions.

SunTrust has a top 5 deposit market share in 19 out of 20 of our Regions, and top 3 in 15 Regions

SunTrust has a top 5 deposit market share in 19 out of 20 of our Regions, and top 3 in 15 Regions

W&IM

Other LOBs

Wealth and Investment Management Contribution (1Q 2006)

$9.2 billion

$45.7 million

Net Income

$331.2 million

$8.1 billion

Deposits

Revenue

Loans

Wealth and Investment Management Overview

Institutional Investment Management

Institutional Investment Management

Private Wealth Management

Private Wealth Management

Wealth & Investment Management

Retirement Services

Endowment & Foundation

Corporate Trust

Private Wealth Management

SunTrust Investment Svcs

Sports & Entertainment

Personal Asset Management

International Wealth Management

Medical & Legal

Private Wealth Management Capabilities

Personal Insurance

Life Insurance Products

Life Insurance Products

Wealth Transfer

Trust and Estate Administration

Revocable and Irrevocable Trusts

Revocable and Irrevocable Trusts

Estate Planning

Estate Settlement

Custodial Services

Delaware Trust Company

Investment Management

Portfolio Management for Equity

Portfolio Management for Equity

Fixed Income

Alternative Investments and Multi-Managers

Credit

Jumbo Mortgage

Jumbo Mortgage

Home Equity Line

Lines of Credit

Letters of Credit

Real Estate and Special Asset

Personal and Commercial Real Estate Property

Personal and Commercial Real Estate Property

Timber Management

Closely-Held Business Valuations

Financial Planning

Estate Tax Minimization

Estate Tax Minimization

Income Tax Strategies

Risk Management

Collars

Collars

Prepaid Forwards

Online Banking

Portfolio View

Portfolio View

Online Statements

Custom File Delivery

Client

Creating Solutions Tailored for Institutions

Institutions

Fixed Income

Liquidity & Short-Term Fixed

Liquidity & Short-Term Fixed

Tax-Free Fixed

High Grade Taxable Fixed

High Yield Fixed

Equity Management

Value Equity: Large, Mid and Small Cap

Value Equity: Large, Mid and Small Cap

Growth Equity: Large, Mid and Small Cap

International Equity

STI Classic Funds

Over $35B in AUM as of 4/30/06

Over $35B in AUM as of 4/30/06

6th largest bank-sponsored fund complex as of 12/31/05

Comprised of 61 funds

Strategic Allocation Solutions

Open Architecture Investments

Open Architecture Investments

Client Needs Assessment

Investment Policy Development

Manager Due Diligence

Portfolio Construction

Retirement Services

Defined Benefit (DB) Plans

Defined Benefit (DB) Plans

Defined Contribution (DC) Plans

Rollover Solutions

Advice/Managed Account

Corporate Trust

Bond Indenture Trustee

Bond Indenture Trustee

Escrow Services

Endowment & Foundation

Planned Giving

Planned Giving

Grant Tracking and Grant Administration

Custody & Master Custody

Other LOBs

Commercial

Commercial Contribution (1Q 2006)

$13.7 billion

$106.8 million

Net Income

$300.7 million

$31.5 billion

Deposits

Revenue

Loans

Commercial Line of Business Overview

Mortgage

Other LOBs

Mortgage Contribution (1Q 2006)

$28.9 billion

$79.7 million

Net Income

$268.8 million

$1.4 billion

Loans

Revenue

Deposits

Mortgage LOB Retail Geographic Locations

176 Mortgage Offices

176 Mortgage Offices

1,540 Loan Officers

Source: STM Branch Listing, March, 2006.

37 locations in Florida Group

57 locations in Mid-Atlantic Group

43 locations in Central Group

23 locations outside of the Company’s footprint

16 locations in Carolinas Group

Mortgage LOB Wholesale Geographic Locations

20 Regional Operations Centers

20 Regional Operations Centers

169 Account Executives

San Ramon, CA

Laguna Hills, CA

Denver, CO

Dallas, TX

Houston, TX

Nashville, TN

Atlanta, GA

Orlando, FL

Charlotte, NC

Richmond, VA

Portsmouth, NH

Chicago, IL

Seattle, WA

Portland, OR

Phoenix, AZ

Tucson, AZ

Cleveland, OH

Tampa, FL

Maitland, FL

Kansas City, KS

Source: STM Branch Listing, March, 2006.

Northborough, MA

Mortgage LOB Correspondent Geographic Locations

Houston, TX

Franklin, TN

Mooresville, NC

National Operations Center

National Operations Center

Westhampton,NJ

Chicago, IL

Omaha, NE

Plano, TX

Jacksonville, FL

Tulsa, OK

Las Vegas, NV

Palmyra, WI

Centennial, CO

Holley, NY

Canton, MI

Charlotte, NC

Vancouver, WA

Grand Prairie, TX

Santa Cruz, CA

Dora, AL

Boston, MA

Carlsbad, CA

Mirimar, FL

24 Account Executives / Sales Offices

24 Account Executives / Sales Offices

Operations in Richmond Headquarters

Source: STM Branch Listing, March, 2006.

SunTrust Mortgage Portfolio

Primarily invests in Prime and Alt-A Hybrid ARMs and Second Mortgages

No negative amortizing mortgages

No Option ARMs

No sub-prime mortgages

Note: As of 3/2006.

Total Loan Portfolio: $28.9 Billion

Other LOBs

CIB

Corporate and Investment Banking Contribution (1Q 2006)

$3.7 billion

$64.2 million

Net Income

$225.4 million

$16.1 billion

Deposits

Revenue

Loans

Corporate and Investment Banking Overview

Capital Markets

Capital Markets

Investment Banking: provides loan syndication, public and private debt underwriting, structured real estate services, asset securitization/principal investing; public and private equity underwriting, and mergers and acquisition advisory services

Sales & Trading: provides debt and equity trading/distribution and equity securities research

Derivatives: provides risk management solutions for customers using interest rate and equity derivatives and foreign exchange

Merchant Banking: private equity and mezzanine investing

Clients: include Large Corporate, Financial Services, Commercial, Wealth & Investment Management, Retail, Institutional Investors and SunTrust

Credit Products

Credit Products

Leasing

Leasing

Treasury Management

Treasury Management

Common Themes Across LOBs

Enhancing the client experience through improved service and specialized products

Enhancing the client experience through improved service and specialized products

Optimizing distribution capabilities and further integrating client access and delivery across LOBs

Effectively leveraging our best-in-class sales force to foster full relationship management and improve retention

Improving efficiency through streamlined processes and operations

Expanding capability and products to capture opportunity in emerging markets and high opportunity segments

Retaining key salespeople, adding resources in markets with highest opportunities and strengthening performance management practices

Improving loan spreads through focus on risk-adjusted pricing discipline

Superior execution by the geography and specialty teams in our high opportunity footprint

Long-Term Growth Initiatives

1 Actual results could differ. Please see slide 1 for a list of important factors that could cause actual results to differ.

9-11%

12-14%

8-10%

10-12%

9-11%

Long-Term Annual Growth

Long-Term Annual Growth

Long-Term Annual Growth Rate Goals Excluding Capital Management Opportunities

Retail

Wealth and Investment Management

Commercial

Mortgage

Corporate and Investment Banking

Business Line

SunTrust Banks, Inc.

William R. Reed, Jr.

William R. Reed, Jr.

Vice Chairman

Strength in Sales Leadership

Sales Leadership Team

Sales Leadership Team

Dennis Patterson

Director, Sales & Corporate Administration

36 years with SunTrust

Experience serving as head of Retail LOB and Marketing Director

Richard Furr

35 years in banking; Carolinas President & CEO

Formerly President, CCB; Chief Operating Officer, National Commerce Finance Corp

Jenner Wood

36 years with SunTrust; Central President & CEO

Experience in Commercial and Corporate banking, LOB manager for Trust and Investment Services

Tom Kuntz

28 years with SunTrust; Florida President & CEO

Experience serving as SVP International, National/Large Corporate, Institutional and Government Division

CT Hill

35 years with SunTrust; Mid-Atlantic President & CEO

Experience serving as Commercial Group Head and Senior Credit Officer

Strategic Approach

Strategic Approach

Building a world-class sales organization with industry leading results

Differentiated by truly exceptional service

Committed to retaining customers and building relationships

Championing consistent Excellence in Execution

Reinforce our Unique Strategy, Operating Model and Geography Structure

Reinforce our Unique Strategy, Operating Model and Geography Structure

Discuss Business Mix, Earnings Drivers and Differences by Geography

SunTrust Sales Management: Overview

Central

Central

Florida

Mid-Atlantic

4 Groups

20 Regions

Atlanta

Atlanta

Chattanooga

East Tennessee - Knoxville

Georgia – Savannah/South Georgia

Memphis

Nashville

Central - Orlando

South FL - Fort Lauderdale/Miami

Southwest FL - Ft Myers/Sarasota/Naples

North FL - Jacksonville/Pensacola

Tampa Bay

Central Virginia - Richmond

Maryland - Baltimore

Greater Washington

Western Virginia - Roanoke

Hampton Roads - Norfolk

Triangle- Raleigh/Durham, Wilmington

Mecklenburg – Asheville, Charlotte

South Carolina – Greenville, Charleston

Triad – Greensboro, Winston-Salem

1,332 Traditional branches

1,332 Traditional branches

345 In-store branches, including

94 Wal-Mart in-store branches

Geographic Organization Structure

1 Total Performance is pre-tax and includes indirect costs; excludes non-LOB overhead and unallocated Corporate expenses.

1 Total Performance is pre-tax and includes indirect costs; excludes non-LOB overhead and unallocated Corporate expenses.

W & IM

W & IM

REFG

I&G / Dealer

Diversified / Middle Market

Business Banking

â–  Retail LOB accounts for 61% of the Total Groups’ Performance

â–  Retail LOB accounts for 61% of the Total Groups’ Performance

â–  Commercial LOB represents 25% of the Total Groups’ Performance

Total Performance: Business Line Composition (1Q 06 YTD)1

2

Business Mix

What Makes SunTrust Different?

How The Model Works

Leveraging our Best Talent…
Local Management Focuses Time on Sales, Service and Client Retention



Group Head
3 SunTrust LOBs
Mortgage LOB
Region Presidents
Group Retail LOB
Group W&IM LOB
Group Cmml LOB
Group Mortgage LOB
Market Pres(s)
Credit
Region Cmml LOB
Region W&IM LOB
Reg.Retail LOB

Each Region is led by a Regional President with a team that includes:

– Regional Line of Business representatives for Retail, Commercial and W&IM

– Dotted-line oversight of Mortgage LOB, reporting solid-line to SunTrust LOB

49

Excellence in Execution

Executing business line initiatives, adopting new behaviors and aligning to our model

Executing business line initiatives, adopting new behaviors and aligning to our model

Breakthrough Results and Premium P/E

+

=

World class sales organization with industry leading results

World class sales organization with industry leading results

Differentiated by truly exceptional service

Strong balance sheet and revenue growth

Strong balance sheet and revenue growth

Improved operating leverage

Higher EPS Growth

Sell, Serve and Sustain

Our Formula for Success

360° Relationship Focus

360º Perspective of Client Needs

- New needs assessment tools
- Goals and tracking of needs assessments completed
- 360º focused Annual Sales Conference; conferred "360 Degrees" (Cross-LOB training)


Mortgage
CIB
Cmml
Retail
Wlth and Invest. Man.
SunTrust Customer

360º Delivery of SunTrust Capabilities

- Cross-LOB referral goals
- Referrals tracked on each LOB's monthly scorecard
- Monthly Executive review of LOB referral commitments in 360º Meeting

Aiming to provide a seamless client experience, capture increased share of wallet, and more completely satisfy our clients

51

Relentless focus on S3 + E2 – Selling, Serving & Sustaining relationships with Excellence in Execution

Relentless focus on S3 + E2 – Selling, Serving & Sustaining relationships with Excellence in Execution

Consistent sales and service culture with intense leadership

Sales Management Model

Training

S-T-R-E-T-C-H

S-T-R-E-T-C-H

Goals

S3 Reports

Commitments

Commitments

Scorecards

Incentive Plans

Recognition

Disciplined<br/>Sales Meeting and Coaching Process

Talent Alignment and Management

Retail

Retail

Commercial

Commercial

Wealth and

Wealth and

Investment

Management

CIB

CIB

Mortgage

Mortgage

World Class Sales Organization: Great Progress

Key Support Elements: In Action

Structure

- Regional Presidents ***and*** peer business unit representatives report solid-line to geographic Group Heads, reinforcing local decision-making and execution. Business unit representatives also report dotted-line to line of business executive management for coordination and direction
- **Minimum standards** set for sales production
- **Quantified targets** for 360º cross-LOB referrals and S^3 sales results embedded in goals and required for incentive plan payouts

Tools

- FinAP **customer profiling**, strategic reviews, relationship planning, financial planning standardized across all lines of business
- Cross-LOB Sales **Leaderboards** and Scorecards revised to include focus on net interest revenue, margins and yields—"sales at the right price"
- Enhanced **recognition** in place with Cross-LOB Sales Conference, S^3+ E^2 Senior Management Recognition and line of business award trips

Processes

- ***Weekly*** executive meetings of business line Heads, Group Heads and Function managers to coordinate strategy, priorities and issue resolution
- ***Weekly*** business line meetings with field directors to cascade focus and increase momentum. Intense inspection with a focus on performance quintiling, "A" player retention and consequence management
- Monthly S^3 + E^2 Updates to Senior Management focused on service quality, retention, operating leverage, productivity & pricing accountability
- Enhanced **best practice** sharing with launch of our sales content prominent on new SunTrust intranet

53

Staff Engagement

Cross-LOB Sales and Referrals Driving Revenue Growth

360º Perspective of Client Needs


Mortgage
CIB
Cmml
Retail
Wlth and Invest. Man.
SunTrust Customer

360º Delivery of SunTrust Capabilities

2005 Highlights

- Retail referred $3.7B in closed Mortgages – up over 52% over 2004 and made 80,000 qualified referrals to Wealth and Investment Management[1]
- Commercial generated $61.9 million in Capital Markets fees – up 67% over 2004[2]
- Mortgage cross-sold nearly 97,000 total products – up 172% over 2004[1]
- Wealth and Investment Management made 28,000 referrals to Retail [2]

1 SunTrust legacy only vs December YTD last year.
2 Includes NCF.

55

Loan Spread Improvement

Loan spreads improved with the addition of the NCF loan portfolio and due to increased focus on spread improvement

COMMERCIAL LOB-GROUPS: TOTAL LOAN PORTFOLIO IMPROVEMENTS

Dec YTD 2004 – Dec YTD 2005

12 bps

Spreads (%)

2004

2005

Sales and Service Results

Key Improvements 1Q 2005 to 1Q 2006

Key Improvements 1Q 2005 to 1Q 2006

Central

Retail deposit $ production up 54%

Retail total $ business loan production up 18%

Retail mortgage $ referrals up 25%

Wealth & Investment Management Investment Services recurring revenue up 34%

Florida

Retail consumer deposit $ production up 39%

Retail business deposit $ production up 26%

Commercial average $ deposit balances up 6%

Wealth & Investment Management average loan balances up 13%

Wealth & Investment Management average $ deposit balances up 8%

Mid-Atlantic

Retail deposit $ production up 27%

Retail total $ business loan production up 20%

Commercial average loan balances up 7%

Mortgage $ applications up 30%

Carolinas

Retail business $ deposit production up 66%

Retail mortgage referrals up 116%

Commercial Capital Markets gross $ sales up 91%

Wealth & Investment Management Investment Services recurring revenue up 30%

Key Growth Results

1 Includes Regions with insignificant NCF impact: Five Florida Regions, GWR, Central VA, Hampton Roads and Maryland Regions.

1 Includes Regions with insignificant NCF impact: Five Florida Regions, GWR, Central VA, Hampton Roads and Maryland Regions.

2 Includes Memphis and Carolina Regions: South Carolina, Mecklenburg, Triad and Triangle; balances as of May 3, 2006.

There are currently 25 sales categories included in the quintiling/quartiling process

The sales productivity review process has been in place for most sales categories for over 2 years

The sales productivity review process has been in place for most sales categories for over 2 years

Minimum performance standards (MPS) have been established and communicated for 17 of the 25 sales categories and are under development for the remainder

Salesforce Productivity Management

Sales Productivity Improvement Example

Service Quality: High Priority

SunTrust Service Quality Recognition

- Our commissioned research indicates **over 96% of Retail branch** customers experienced good service from account representatives and tellers
- **92% of Business Banking loan** clients were very or extremely satisfied with their new loan experience in our survey's responses
- **Commercial RMs ranked #**1 for service quality based on a survey conducted by a leading independent provider of syndicated market research to the commercial banking industry[1]
- **SunTrust Mortgage rated #1 in overall satisfaction** in J.D. Power and Associates' 2005 Primary Mortgage Servicer Study
- **SunTrust Online ("STOLI") Sales** and **Service** ranked #1 in industry
- **Consumer Lending** #1 in turnaround time
- **SunTrust Investment Services** rated **Best** Large Institution Program

[1] 2004 research results.

61

Observations In My First Year

Talented People

Talented People

Great Leadership

Excellent Management Team

Effective Model

Ideal Footprint

Outstanding NCF Conversion

Outstanding Group Results

Opportunities For Continued Improvement1

Even greater focus on and investment in Core Client Segments - - retail, core commercial, smaller/medium-sized companies, mortgage business, real estate business, personal wealth management

Even greater focus on and investment in Core Client Segments - - retail, core commercial, smaller/medium-sized companies, mortgage business, real estate business, personal wealth management

Continue Relentless Focus on S3 + E2 and 360Ëš Cross-sell Initiatives

Enhanced focus on the client experience throughout SunTrust

Continued improvement in Spreads and Margins consistently across lines of business and geographies while also improving Productivity and Operating Leverage

Raise Accountability for Talent Development, Management and Succession

Growing the new Carolinas and Memphis Regions

1 Actual results could differ materially from those contained in or implied by such statements. Please see slide 1 for a list of important factors that could cause actual results to differ.

SunTrust Banks, Inc.

William R. Reed, Jr.

William R. Reed, Jr.

Vice Chairman

SunTrust Retail Banking Line of Business

C. Eugene Kirby

C. Eugene Kirby

Corporate Executive Vice President

Maintaining The Growth Momentum

Retail strategies work towards providing the appropriate products and services for our clients to manage total banking needs -- quickly, accurately and securely

Optimizing Retail Delivery Channels

Key Retail Strategies

Investing In Our Delivery Channels

SunTrust strives to *improve client convenience* and *expand acquisition opportunities* across all channels

- ✓ New traditional and in-store branches
- ✓ Branch renovations
- ✓ Redesigned, easier to navigate SunTrust.com
- ✓ SunTrust Online banking customization
- ✓ Enhanced ATMs
- ✓ Improved call center capabilities
- ✓ Planned upgrades to teller system and platform
- ✓ Increased channel access with extended branch hours and business cut-off times



New Branches Opened
50
40
30
20
10
0
2003
2004
2005
1Q 2006
Traditional Branches
In-Store Branches
2006 Planned Openings¹

- SunTrust emphasizes the **enhancement of our branch network, closing underperformers and redeploying assets to high opportunity growth markets**
- A highly analytical process towards new branches includes:
  - **Stack ranking opportunities** across the footprint
  - **Monitoring branch performance** by tracking actual results versus business plans

[1] Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

68

Building In Our Attractive Footprint

SunTrust recognizes our high growth footprint and we are building branches in key areas

Source: SNL, 03/31/06.

We have added more new branches in the footprint than competition

New Branch Activity in the SunTrust Footprint

New Branch Activity in the SunTrust Footprint

The building of new branches since 2003 have been strategically located in high growth areas

The branch mix has shifted toward in-store growth as a complement to the large traditional network

Recognizing Benefits With In-Store Banking

SunTrust is a major in-store player with more than 20% of branches as in-store locations

We are aggressively targeting the in-store channel as a key strategy to:

We are aggressively targeting the in-store channel as a key strategy to:

Reduce capital expenditures and operating costs

The cost to construct an in-store is 1/7th the cost of a traditional branch

Operating costs run at 60% the expense of a traditional branch

Break even in less than 2 years

Increase deposits

Additional client prospects

More rapidly expand the network

Hub and spoke branching provides organic growth and extended reach at the lowest relative cost

Optimizing The Branch Network

Hub and Spoke

Traditional Branch

In-store Branch

In-store Branch

In-store Branch

A healthy mix of new and established traditional and in-store branches develops a cost advantageous hub and spoke strategy to capture new households, service existing clients with increased accessibility, and grow deposits

A healthy mix of new and established traditional and in-store branches develops a cost advantageous hub and spoke strategy to capture new households, service existing clients with increased accessibility, and grow deposits

We are approaching in-stores differently to maximize deposits and household growth at a faster rate…

Increased Marketing and Grand Openings

Promotions and specific in-store pricing

Investing in new in-store and traditional branches results in household growth

New Branches Create Household Growth

New branches opened since 2003 represent only 9% of our branch network, yet contribute 21% of our net new checking households

New branches opened since 2003 represent only 9% of our branch network, yet contribute 21% of our net new checking households

Our average owned deposits per in-store branch increased 9% over Q1 2005

Net New Checking Households

Net New Checking Households

Average Owned Deposits per SunTrust In-Store Branch

9%

Expanding With De Novo Hub And Spoke

Retail is leveraging a mix of in-store branches with traditional branches in Charleston, SC

The 2006 new branch pipeline includes the de novo market entrance into Charleston with plans to open 16 branches by 20081

The 2006 new branch pipeline includes the de novo market entrance into Charleston with plans to open 16 branches by 20081

Six branches opened in April 2006, using the hub and spoke strategy

2 traditional branches

4 BI-LO in-store branches

Future branches will fill-in gaps

Adding the retail presence to Charleston displays our expansion strategy of targeting high growth locations with full service banking offerings including:

Personal Bankers

Wealth Managers

Retirement Strategists

Retirement Strategists

Commercial Bankers

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Expanding Into New Locations

Initial results from Charleston demonstrate the success of having a quick time-to-market using a blend of traditional and in-store locations

Initial results from Charleston demonstrate the success of having a quick time-to-market using a blend of traditional and in-store locations

Strong deposits

Solid loans

Rapid growth in personal and business deposit account openings

Key factors in the successful results include:

Supportive advertising to generate awareness

Hiring local talent with a network base

Having an established mortgage presence in place

Pricing with market leading rates

The successes of the Charleston de novo entrance will help guide future de novo market entrances

Realizing Opportunities in Business Banking

Key Retail Strategies

Investing In Business Banking

Business Banking is key to future growth with *higher spreads and greater profitability*

- SunTrust Business Banking is a significant contributor:
  - **Represents more than 20% of total Retail Revenue**
  - **SunTrust ranks 3rd in Business Banking market share** in our footprint, according to a 2005 independent research study
  - With business clients, SunTrust makes more than **3.5 times the annual household profit** of a consumer client
- Business Banking still has many opportunities for growth:
  - Business banking clients are **served through all channels** with **dedicated staff including relationship managers, online and call center support**
  - **More than 2 million business relationship opportunities** exist in our high growth footprint
  - Business Banking has the **highest average loan spread** across all LOBs at SunTrust and the **second highest average deposit spread** at SunTrust



Contribution to Retail Revenue 1Q 2006
>20%
Business Banking
Consumer Banking



Annual Household Profit Per Client 1Q 2006
267%
Consumer
Business

76

Enhancing The Business Banking Experience

We are creating a highly accessible environment for our business clients

Expanding online functionality and call center support for business clients

Expanding online functionality and call center support for business clients

Increasing exposure with additional business bankers and an in-store partnership

Building advisory capabilities by certifying branch managers and refining the relationship model

Online Cash Manager helps business clients use the Internet to bank from any location

Online Cash Manager helps business clients use the Internet to bank from any location

Popular product for business clients - growth exceeded expectations from the April 2005 inception predictions

Revenues continue to grow with client growth

372%

Online Cash Manager Client Volume

Catering To The Business Client

1Note: 2005 1Q account data does not include legacy NCF.

A new business checking line-up including free business checking and enhanced Select Business Checking has resulted in:

A new business checking line-up including free business checking and enhanced Select Business Checking has resulted in:

Net new DDA/NOW account growth of 52%1 in 1Q 2006 over 1Q 2005

2006 launch of the new Premium Business Interest Account rewards select accounts

Business product introductions, including the Fast Access Small Business Line of Credit, have increased business loan production significantly over 1Q 2005

Promotion of Commercial Mortgages increased awareness and helped drive growth of 51%

Enhancing exclusive products to meet the needs and preferences of business clients helps develop relationships

Business Banking Line of Credit Production

Business Banking Line of Credit Production

64%

Business Banking Commercial Mortgage Production

Business Banking Commercial Mortgage Production

51%

Maximizing the Growth in Consumer Lending

Key Retail Strategies

Strong portfolio growth of 24% in 1Q 2006 was driven by 65% growth in Equity Loans and 16% growth in Equity Lines over 1Q 2005

Strong portfolio growth of 24% in 1Q 2006 was driven by 65% growth in Equity Loans and 16% growth in Equity Lines over 1Q 2005

Consumer Lending products cater to clients with multiple financing needs

Enhanced Access 3

Expanding Consumer Lending

We are enhancing our lending suite with new products to increase consumer lending sales

Retail Home Equity Average Balance

Retail Home Equity Average Balance

24%

Future enhancements include longer terms on the fixed rate portion of Access 3 (HELOC) and transaction level pricing

Future enhancements include longer terms on the fixed rate portion of Access 3 (HELOC) and transaction level pricing

We are expanding our automated decisioning system to increase our decisioning speed and reduce processing costs

We are pursuing opportunities to leverage the wholesale channel in select markets outside the SunTrust footprint to capture incremental growth

Technology and process improvements have helped:

Technology and process improvements have helped:

Increase sales production

Speed up delivery times

Reduce headcount

We quickly respond to lending requests:

We have re-engineered back office processes for a more efficient delivery of equity products

Streamlining Consumer Lending

Consumer Lending Portfolio

Investing in technology, automation and vendor management helps to minimize costs and grow sales while refining an efficient lending service

Investing in technology, automation and vendor management helps to minimize costs and grow sales while refining an efficient lending service

Since 2003, we have realized a significant cost reduction, lowering average cost per unit 46%

Cost per Lending Transaction

46%

Lending to SunTrust Clients – the 360º Approach

We recognize the value of *expanding client relationships internally using cross-LOB referrals*

- Historically, the branch delivery channel was the main source for equity line sales, however we are **partnering with SunTrust Mortgage to drive additional growth and maximize equity production through that channel**
  - **Ramping up home equity sales through the mortgage cross-sell team, mortgage loan officers and third party relationships**
- **Referrals** from within SunTrust are expected to be a **key driver** for future growth in Mortgage and Consumer Lending
  - **56% of new equity lines were originated through the branch channel, 13% through the Mortgage channel,** 9% through Wholesale, 8% through W&IM, 2% though Business Banking, and 12% through the Call Center/Internet in 1Q 2006
  - **9% of the Mortgage LOB's production was referred through the branches in 1Q 2006**



Home Equity Referrals from Mortgage
(in millions)
$400
$300
$200
$100
$0
55%
1Q 2005
1Q 2006



Mortgage Referrals from Retail
(in millions)
$1,200
$800
$400
$0
42%
1Q 2005
1Q 2006

82

Aligning Incentives with Retail and Corporate Objectives

Key Retail Strategies

Providing Incentives To Leaders

We reward for excellent sales, service and for the execution of our operating models

Area and Branch Management

Financial Services Representative

Teller

Reward managers for overall effective branch management including the achievement and growth of sales, service, deposit, loan and client goals

Reward the efforts of the sales staff for direct sales and referrals, and in aiding in the attainment of the branch goal

Reward for individual excellence in the speed and accuracy in transactions, and compensate for client referrals through a team- based award tied to branch goal attainment

Group and Regional Retail LOB Management

Reward management for LOB’s financial performance and the company’s attainment of financial targets

Incentive plans were designed to support the achievement of overall Retail banking objectives and financial goals by focusing on individual sales production, overall branch performance, household and balance sheet growth and excellence in delivery

Incentive plans were designed to support the achievement of overall Retail banking objectives and financial goals by focusing on individual sales production, overall branch performance, household and balance sheet growth and excellence in delivery

Updates on production and referral measures for branch and individuals are provided daily

Retail 9% to 11% Long-Term Annual Net Income Growth Goal1

Using our strategies and managing clients’ total banking needs, our goal is to grow net income by more than 9% annually1

Working together to meet all the banking needs of all our clients

Business Banking

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Working Together To Grow The Business

Key Takeaways

SunTrust Retail is strategizing to increase deposits, loans, revenues and profits by:

SunTrust Retail is strategizing to increase deposits, loans, revenues and profits by:

Recognizing our high growth footprint as a key resource

Selling more broadly and deeply into our large household base

Optimizing our delivery channels to grow households and create a highly accessible and convenient environment

Investing in product development, offering a competitive suite of products and researching our competition

Recognizing the sizable opportunity that Business Banking represents and capitalizing on this prospect by offering exclusive products to meet the needs of our business banking clients

Maximizing the growth in Consumer Lending by leveraging channels, developing products and utilizing cross-sell activities

Rewarding our team members by aligning incentive compensation with Retail and corporate objectives

We are working together to meet the total banking needs of all SunTrust clients

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

SunTrust Retail Banking Line of Business

C. Eugene Kirby

C. Eugene Kirby

Corporate Executive Vice President

SunTrust Wealth and Investment Management Line of Business

William H. Rogers, Jr.

William H. Rogers, Jr.

Corporate Executive Vice President

Institutional Investment Management

Institutional Investment Management

Our Composition

Private Wealth Management

Private Wealth Management

Wealth and Investment Management

Retirement Services

Endowment & Foundation

Corporate Trust

Private Wealth Management

SunTrust Investment Svcs

Sports & Entertainment

Personal Asset Management

International Wealth Management

Medical & Legal

Wealth and Investment Management: Who We Are

Uniquely positioned to leverage investments made in our people, products and capabilities to achieve above market returns

Uniquely positioned to leverage investments made in our people, products and capabilities to achieve above market returns

Provider of integrated solutions, sound investment management and a broad offering of investment and administrative products and services

Financial planning and need identification is at the core of our strategy: Listen First

Our goal is to be recognized as the Trusted Advisor guiding individual and institutional clients in achieving their financial goals

Situated in the highest growth banking footprint, with exceptional wealth creation and management dynamics

Focus On Private Wealth Management

Building a Compelling Private Wealth Management Business and Team Model

SunTrust

2005

Consolidated Private Banking, representing over 52,000 households, $3B in Loans and $4B in Deposits, with Private Wealth Management and expanded team-based operating model

Leveraged existing specialty focus to develop a broader platform. Expanded successful Music & Motorsports to Sports & Entertainment and expanded Medical / Legal Specialty Group to major markets

Created focus on Financial Planning with key positions in all Regions, centralized technology and provided training to clearly identify client needs

2002

Consolidated investment management unit under Personal Asset Management (PAM) while retaining local relationship focus. Enabled "best in class" investment platform

2001

Ultra High Net Worth (UHNW) study reveals solid client base and low cost of new client acquisition. Acquire Family Office – AMA with brand relevant capabilities

Acquired Lighthouse Partners, a hedge fund provider, in order to expand investment alternatives to meet client needs

Expanded brokerage capabilities, focused on money management and the creation of a new outlet for client acquisitions. Acquired Robinson Humphrey and created the full-service brokerage firm, Alexander Key

2000

Implemented team-based Private Client Services operating model (PCA)

Trust Fiduciary and Estate Settlement capabilities coupled with Bank Brokerage capabilities focus on affluent market with annuity and mutual fund fees


Building Private Wealth Management
Strong Trust Fiduciary and Estate Settlement capabilities coupled with Brokerage
Key acquisitions in Family-Office and hedge fund opportunities; Brokerage expansion
Further expand specialty disciplines, client capabilities and the team-based operating model

92

Private Wealth Management Capabilities

Personal Insurance

Life Insurance Products

Life Insurance Products

Wealth Transfer

Trust and Estate Administration

Revocable and Irrevocable Trusts

Revocable and Irrevocable Trusts

Estate Planning

Estate Settlement

Custodial Services

Delaware Trust Company

Investment Management

Portfolio Management for Equity

Portfolio Management for Equity

Fixed Income

Alternative Investments and Multi-Managers

Credit

Jumbo Mortgage

Jumbo Mortgage

Home Equity Line

Lines of Credit

Letters of Credit

Real Estate and Special Asset

Personal and Commercial Real Estate Property

Personal and Commercial Real Estate Property

Timber Management

Closely-Held Business Valuations

Financial Planning

Estate Tax Minimization

Estate Tax Minimization

Income Tax Strategies

Risk Management

Collars

Collars

Prepaid Forwards

Online Banking

Portfolio View

Portfolio View

Online Statements

Custom File Delivery

Strategic investments have enabled Private Wealth Management to provide a breadth of capabilities

Client

Client-Centered Team Model

Trust Advisor

Credit Advisor

Full-Svc. Broker

Financial Planning

Product Specialists

Philanthropic Specialists

Derivatives

Cap Markets

Insurance

Ret. Svcs. Spec.

Private Wealth Management’s client-centered team model was developed in order to establish the appropriate points of contact for multiple capabilities

Client

Client Advisor

Strategies for Client Acquisition and Retention

Private Wealth Management has developed strategies for addressing client needs at all levels of wealth

Investable Assets

$250K

$25MM

Investment Consultants

Private Financial Advisors

Personal Asset Management

Domestic Wealth Management

Private Wealth Advisors

Wealth Management Advisory Centers

International Wealth Management

Licensed Bankers

SunTrust Investment Services

Wealth Management Services

Asset Management

Asset Management

Sports & Entertainment

Specializing in our Client

Wealth and Investment Management acquired Asset Management Advisors, a premier builder and operator of family offices for ultra high net worth families

Wealth and Investment Management acquired Asset Management Advisors, a premier builder and operator of family offices for ultra high net worth families

Multi-Family Offices grew AUM at 26% during 2004-2005 whereas AMA grew at close to 40% in this same time frame.

Relevance to our model is supported by success:

1,500%

15 Times

Asset Management Advisors (AMA) provides family office services for ultra high net worth clients within Private Wealth Management

30%

Specializing in our Client

Dedicated specialty Private Wealth Management groups have been organized to unify support of targeted client segments

Sports & Entertainment

Sports & Entertainment

Press release on March 28th

Over the last two years, Sports & Entertainment total performance has grown at a compound annual growth rate of 45%

PricewaterhouseCoopers forecasts global entertainment and media industry to grow at 6.3% per year for 2003-08, reaching a value of $1.7 trillion by 2008

SunTrust currently serves:

18 Grammy winners

30 NASCAR Nextel Cup Drivers

Medical & Legal

Medical & Legal

Press release on May 16th

Specialization as an Opportunity

SunTrust

The growth opportunity for the client segments served by AMA, Sports & Entertainment and the Medical & Legal specialty groups is tremendous

- The U.S. High Net Worth ("HNW") segments are growing rapidly at 15-20% annually
- The opportunity in the U.S. HNW market is tremendous and has positive implications for the growth in the trust market
- The U.S. Ultra High Net Worth ("UHNW") market is large. Households control ~$15 trillion or nearly three fifths of total U.S. financial wealth
- Having a distinct UHNW business is critical to competing in the marketplace

Source: McKinsey High Net Worth Investor Survey

- There are over 4,000 potential high net worth individuals within 5 major sports* that have been identified
  - Major League Baseball = 950 (30 teams with 25 man rosters plus 200 minor league)
  - National Basketball Association = 360 (30 teams with 12 man rosters)
  - National Football League = 1,760 (32 teams with 55 man rosters)
  - National Hockey League = 720 (30 teams with 24 man rosters)
  - Professional Golfers Association = 200 (world rankings)

- In 2004, about one-quarter of law firms were located in Southeast region, with a large presence in Florida
- Small firms can compete by providing specialized expertise or operating in very local markets

Source: IBISWorld Industry Reports Oct. 2005 and First Research Industry Profiles

- Southeast region had largest concentration of physician establishments in 2002 and largest number of employees
- Key success factors include: loyal customer base and proximity to key markets/patients

Source: IBISWorld Industry Reports Sept.'05 and First Research Industry Profiles Nov.'05

*4,000 high net worth individuals refers to athletes from only 5 major sports. It does not include soccer, tennis, arena football, boxing, etc. This number also does not include managers, agents, attorneys, media personalities or other key players in the industry.

98

Leveraging the Franchise

1 Includes NCF.

1 Includes NCF.

Source: Claritas, Inc.: I-mark geo-demographic database.

Wealth and Investment Management made 28,000 referrals to Retail1 in 2005

Wealth and Investment Management made 28,000 referrals to Retail1 in 2005

Partnership established with Retail to support investment needs of branch clients. This partnership enabled 80,000 referrals to Wealth and Investment Management2 in 2005

Partnership established with Commercial to address Business Owner private wealth needs

SunTrust is located in the best footprint for continued growth and Private Wealth Management continues to leverage SunTrust to best meet client needs

Retirement as an Opportunity

We continue to focus on client generation as well as further penetration of current clients

Capture internal and external IRA rollover by utilizing available resources in our Rollover Solution Center

Capture internal and external IRA rollover by utilizing available resources in our Rollover Solution Center

Build retirement into SunTrust@Work to broaden existing relationships and develop new worksite relationships

Create a delivery model to effectively serve business owners’ succession and retirement needs

Integrate retirement into advisors’ existing planning tools

Focus on employee education in order to drive asset acquisition

Private Wealth Management: 2006 in Review

Select Recent Highlights:

Select Recent Highlights:

SunTrust Investment Services has been awarded the Banking Insurance & Securities Association award for Excellence for Large Institution Program of the Year

Voted “Best Bank to Deposit Your Royalty Check” by Music Row Magazine for three consecutive years

Official bank of NASCAR and Grand American Road Racing

Total Assets Under Advisement as of 3/31/2006 - $101.1B

Q1 2006 Revenues - $238.4MM

Key Takeaways: Private Wealth Management

Private Wealth Management is uniquely poised to deliver the entire portfolio of personal wealth products and services to affluent, wealthy and high net worth clients through our client-centric team model

Strength of our partnerships within the SunTrust Franchise (Commercial, Retail, Mortgage, CIB, Endowment & Foundation, Retirement Services etc.)

Strength of our partnerships within the SunTrust Franchise (Commercial, Retail, Mortgage, CIB, Endowment & Foundation, Retirement Services etc.)

Located in the best footprint to serve the Baby Boomer market

Leverage momentum gained through strategic investments

Develop an increased share of wallet with the existing client base, focusing on clients served in a single-product capacity

Expansion of niche segment specializations (Sports, Entertainment, Motorsports, Medical, Legal, International)

Focus On Institutional Investment Management

Building a World Class
Money Manager and Institutional Services Provider

2006	STI Classic Funds exceed $35 billion (4/30/06)
2005	TCM AUM exceeds $70 billion (12/31/05)
2004	TCM acquires Seix Investment Advisors, Inc., a premier institutional fixed income manager TCM acquires a majority interest in Zevenbergen Capital Investments, LLC. ZCI serves as an independent, registered investment advisor to fulfill a niche for individually managed equity portfolios in the increasingly popular and successful growth equity markets Integrated First Mercantile, a wholly owned subsidiary associated with the legacy NCF business
2003	TCM AUM exceeds $50 billion (12/31/03)
2001	Institutional Sales for Endowment & Foundation and Retirement Services merged into Trusco Capital
2000	***SunTrust's three institutional investment management subsidiaries are consolidated into a single registered investment advisor, Trusco Capital Management, Inc. ("TCM")***



Evolution of Institutional Investment Management
Consolidated 3 separate internal money managers into one
Acquired ZCI (aggressive growth manager) and Seix Advisors (high yield core plus)
Further expand disciplines and capabilities

104

Trusco Capital Management

1984

2005

Organic Growth + Strategic Acquisitions + Product Development

2000

2000

2004

2004

$70

$70

1992

1992

Created Trusco Capital Management Inc.

Trusco Capital Management (TCM) has grown both organically and through acquisitions. Trusco continues to evaluate acquisitions that would be accretive to its business

Trusco Capital Management (TCM) has grown both organically and through acquisitions. Trusco continues to evaluate acquisitions that would be accretive to its business

3 Investment Products

3 Investment Products

70 Investment Products

70 Investment Products

Assets Under Management

Trusco Boutiques – Structure and Products

SunTrust

A nationally recognized money management firm with over $70 billion in assets under management. Trusco strategically adds value through services ranging from individual style specific mandates to diversified investment solutions.

- **Performance Driven Culture**
- **Talented Investment Professionals**
- **Disciplined Investment Processes**
- **Autonomous and Independent Decision Making**
- **Broad array of competitive products**

Trusco Capital Management Boutiques

▪ Zevenbergen Capital Investments
- Aggressive Growth Equities
- Emerging Growth Equities

▪ Trusco Core Growth Equity
- International
- Large Cap Core
- Mid-Cap Core
- Large Cap Growth
- Small Cap Growth
- Large Cap Quantitative
- Small Cap Quantitative

▪ Trusco Core Value
- Large Cap Core Value

▪ Trusco Value Equity
- Large Cap Value
- Mid-Cap Value
- Small Cap Value

▪ Seix Advisors
- Core Fixed
- Core Plus Fixed
- Floating Rate Fixed
- High Yield

▪ Trusco Municipal Bond
- Intermediate Tax-Exempt Fixed
- Core Tax-Exempt Fixed
- High Net Worth Tax-Exempt Portfolios
- Structured Tax-Exempt Portfolios

▪ Trusco Short-Term & Liquidity Structured Products
- Money-Market & Enhanced Cash
- Short-Term Fixed
- Structured Portfolios

Total AUM (12/31/05) =	$70.4 Billion
Equity AUM =	$19.9 Billion
Fixed Income AUM =	$29.7 Billion
Liquidity AUM =	$20.8 Billion

106

Institutional Services - Administrative Expertise

Retirement Services

- Retirement Services (RS) supports 1,614 plans, over 200,000 participants located in all 50 states and has $26.5B in assets under advisement.
- SunTrust Retirement Services offers comprehensive retirement planning, superior products and is recognized for its high touch, single point of contact service model.
- In addition to the Retirement Services Division, SunTrust also offers retirement plan services through First Mercantile, a wholly owned subsidiary, by utilizing financial intermediaries such as banks and brokerage firms.
- This allows SunTrust to deliver plans with the most effective level of service regardless of plan size, location, etc.

Endowment & Foundation

- SunTrust partnered with its first nonprofit client in 1918 – still a client today.
- Today E&F serves over 1,250 nonprofit relationships with $35 billion in assets under administration and more than 750 Charitable Trusts (Planned Giving) totaling over $650 million in assets.
- E&F provides customized investment management and services for clients through our regional offices. These services include supporting client's gifting strategies, charitable intent and community focus.

Corporate Trust

- Corporate Trust generates over $38 million in annual fees, and contributes more than $4 billion in AUM to the SunTrust Classic Funds.
- Corporate Trust provides Bond Administration, Escrow Administration, 1031 Exchange, Custody and Delaware Business Trust services.
- Corporate Trust clients are:
  - Tax-exempt entities (municipal and not for profits)
    - Desire bond trustee and escrow services on publicly sold debt, as well as custodial services.
  - Taxable (corporate) entities
    - Includes public and private companies, partnerships, real estate developers, banks in organization, and attorneys.

107

Creating Solutions Tailored for Institutions

Institutions

Fixed Income

Liquidity & Short-Term Fixed

Liquidity & Short-Term Fixed

Tax-Free Fixed

High Grade Taxable Fixed

High Yield Fixed

Equity Management

Value Equity: Large, Mid and Small Cap

Value Equity: Large, Mid and Small Cap

Growth Equity: Large, Mid and Small Cap

International Equity

Retirement Services

Defined Benefit (DB) Plans

Defined Benefit (DB) Plans

Defined Contribution (DC) Plans

Rollover Solutions

Advice/Managed Account

Corporate Trust

Bond Indenture Trustee

Bond Indenture Trustee

Escrow Services

Institutional Investment Management intends to be recognized as a trusted advisor guiding institutional clients in achieving their financial goals

Diversified Product Offering and Sales Channels

Channels

Products/Services

Consultant

National Taft Hartley <br/>& Municipal

Institutional Intermediaries

Retail Intermediaries

SunTrust Franchise

Regional (For Profit & Not-For- Profit)

Regional (For Profit & Not-For- Profit)

Intermediary & Wholesalers

Corporate & Investment Banking

Consultant Relations

Sales Teams

17

17

11

8

5

Service Teams

Investment Managers

Investment Managers

56

56

Direct Sales

Leverage the Franchise

Rollover Solution Center is prepared to support the increased pool of internal IRA rollover candidates and the internal IRA capture

Rollover Solution Center is prepared to support the increased pool of internal IRA rollover candidates and the internal IRA capture

Endowment & Foundation, Private Wealth Management and CIB have partnered to mine for new foundation opportunities

Institutional Investment Management worked with SunTrust Investment Services and SunTrust Robinson Humphrey to introduce the Mountain View CLO-2006A offering

SunTrust has many high quality corporate and institutional relationships who are potential clients of Institutional Investment Management

Institutional Investment Management is partnering with a number of areas within the Company to increase new client sales and capture more assets from existing clients

Institutional Investment Management: 2006 in Review

Total Assets Under Advisement as of 3/31/2006 - $148.3B

Q1 2006 Revenues - $88.6MM

More than 20 SunTrust Classic Funds received 4 stars or higher for 5-year returns at the end of 1st Quarter 2006 by Morningstar

More than 20 SunTrust Classic Funds received 4 stars or higher for 5-year returns at the end of 1st Quarter 2006 by Morningstar

58% of SunTrust Classic Equity Funds ranked A or B by Lipper for Q1 2006 and 1 year ending 3/31/2006

62% of SunTrust Classic Equity Funds ranked A or B by Lipper for 5 years ending 3/31/2006

TCM Ranked Largest Manager of High Yield Bonds*

TCM Ranked Largest Manager of High Yield Bonds*

TCM Ranked 8th Largest Manager of Endowment & Foundation Assets*

* Source: Pension & Investments; May 29, 2006 Tax-exempt funds. All information believed to be reliable but accuracy not guaranteed.

Selected Recent Highlights:

Key Takeaways: Institutional Investment Management

Institutional Investment Management adds value to each client by leveraging the strengths of the entire organization, with unwavering commitment

Ability to sell competitive proprietary investment products independently and then augment them with third party or non-proprietary products to deliver comprehensive investment solutions

Ability to sell competitive proprietary investment products independently and then augment them with third party or non-proprietary products to deliver comprehensive investment solutions

Seamlessly bundle and/or unbundle services to meet the unique needs of a wide array of institutional clients

A talented group of client service professionals who act as trusted advisors and bring industry expertise, best practices, ideas, suggestions and recommendations to the client

Continue to strengthen and expand distribution channels

Continue to strengthen and expand distribution channels

Proven, successful track record integrating money management firms and professional talent

Current

Future

Coverage of the <br/>Wealth and Investment Management Market

Channels

Family Office &

Family Office &

Independent Private Wealth

Institutional Market

Retirement Services

Retirement Services

Endowment & Foundations

SunTrust is uniquely positioned to approach multiple segments of the market and successfully compete with products and services tailored and packaged for each channel

Private Wealth

Personal Asset Management

SunTrust Investment Svcs.

Sports & Entertainment

Private Wealth Management

International Wealth Management

Medical & Legal

Manufacturer & Distributor – *Meeting the Needs of Clients*

SunTrust

SunTrust is successful in manufacturing competitive investment products as well as distributing proprietary and non-proprietary investment management

Institutional Market

- SunTrust's institutional money managers are able to distribute independently because their products and results are competitive and compelling
- Trusco Capital, Seix, Zevenbergen and Lighthouse Partners have excellent reputations and brand awareness in the consultant and institutional markets. Products continue to be successfully sold through these and other non-proprietary or third party channels
- In 2005, 35% of Investment Management sales were sourced from the Consultant & Intermediary Channels
- The 401(k) product, has 15 different mutual fund complexes with over 145 funds. We conduct extensive due diligence on all these funds, including our own

Private Wealth Market

- SunTrust Investment Services is a distributor of both proprietary investments as well as non-proprietary products
- Personal Asset Management is primarily managing assets for the SunTrust client base using proprietary and non-proprietary asset management solutions
- Extensive due diligence process conducted on all funds
- Nearly 100% of AMA's assets under management are sub-advised by third party managers

With a focus on delivering compelling investment performance, superior client service and attractively priced options, SunTrust utilizes both proprietary and non-proprietary distribution channels and investment products

114

Gained Efficiencies and Improved Operating Leverage

As Wealth and Investment Management has grown, we have continued to focus on creating efficiencies while ensuring healthy growth

Established the Wealth Management Advisory Centers in 2003 by completing the transfer of 5,500 accounts

Established the Wealth Management Advisory Centers in 2003 by completing the transfer of 5,500 accounts

The Advisory Centers have developed significant expertise in fiduciary administration, implemented an effective remote client management capability, and met quality, efficiency and client retention goals

Implementation of the Advisory Centers provided a streamlined model for account support. The average capacity by Advisory Center Trust Advisor is 300 accounts

Given the success of the Advisory Center model, we have recently raised the minimum threshold for accounts to be supported by the Center to $1MM in value

Raised our capability to leverage growth in trust assets via the recent trust account conversion to the SEI Trust 3000 platform

Sold the SunTrust Stock Transfer business

Consolidated sales forces and maximized span of control

Centralized back office functions from Chattanooga operations center

40% reduction in core operations staff

Since 2001, we have increased transaction volume in several areas, while significantly reducing core operations staff:

Looking Ahead

We have established partnerships with all SunTrust Lines of Business

We have established partnerships with all SunTrust Lines of Business

SunTrust Operating Model supports operational excellence

Team Operating Model is gaining momentum

Developed significant non-proprietary distribution and manufacturing

Early investments moving to the upside of the “J” curve

Key investments have been made in our capabilities, talent, technology and risk management

While we are very proud of our history, we are focused on our future. Looking ahead, our strategic investments have positioned us for positive returns

Top line growth combined with margin improvement is the success formula for Wealth and Investment Management and key to achieving our 12-14% long-term annual net income growth goal1

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

SunTrust Wealth and Investment Management Line of Business

William H. Rogers, Jr.

William H. Rogers, Jr.

Corporate Executive Vice President

SunTrust Commercial Line of Business

Gay O. Abbott

Gay O. Abbott

Corporate Executive Vice President

Commercial Line of Business Overview

Major Sub-Segments

Commercial Line of Business

Commercial LOB Profile By Category

Average

Average

Loans

Average

Average

Deposits

Revenue

Revenue

Three months ended March 31, 2006.

>

Loan Portfolio by Product Type

Average Loans

Average Loans

Commercial RE

Commercial RE

Mini-Perm/Perm

Three months ended March 31, 2006.

>

Who We Are: A Major Player in the Market

…and closing in on #1 in the Middle Market

We’re #1 in lead relationships…

Note: Major Competitors are defined as those with greater than 7% in lead relationships or Middle Market penetration.

Note: Major Competitors are defined as those with greater than 7% in lead relationships or Middle Market penetration.

Who We Are: A Leader Among Our Peers

SunTrust - Footprint $5-250 million

Note: Evaluations are based on a 5-point scale, 5 excellent to 1 poor.

Note: Evaluations are based on a 5-point scale, 5 excellent to 1 poor.

Crosshairs set at market average.

Market Average

Strategic Position

Delivery of SunTrust Capabilities

Commercial Strategy: Capitalize on a broad range of opportunities with clients throughout their financial lifecycles

Deliver the full complement of SunTrust capabilities through teams of Relationship Managers and Product Specialists

Local Responsiveness: Skilled Relationship Managers

SunTrust

Strategy Execution: Relationship Management Model

- Strategy is executed through skilled Relationship Managers and Product Specialists who are located in market
- Relationship Managers are positioned as business advisors who possess in-depth client understanding
- Strong partnerships with other lines of business facilitate delivery of the broad array of SunTrust capabilities


Model
Skill
Capabilities
Commercial Sales Team
• Relationship Manager
• Treasury Management Officer
• Capital Markets Generalist
• Retirement Plan Specialist
• Support Staff
Commercial Sales Process
• CHARGE Sales Process
• salesforce.com CRM
• Relationship Planning
• Strategic Reviews
• Cross-LOB Partnerships
+
Client Understanding
Competitive Landscape
Goals and Strategy
Economic Outlook
Financial Insight
Legal & Regulatory Environment
Industry Knowledge
+
Financing
Treasury Management
SunTrust @ Work
Full Franchise
360º
Capital Markets
Institutional Investment Management
Private Wealth Management
=

Competitive Advantage

SunTrust Relationship Managers have been rated best among peer banks by two independent research firms

127

Unique Model Results in Strong Strategic Positioning

External Positioning

Opportunities and Strategic Initiatives

Opportunity: Market Penetration

Source: A leading independent provider of syndicated market research to the commercial banking industry (2004).

Market Penetration and Ranking by Region

Market Penetration and Ranking by Region

Top two rank for market penetration in 12 of 20 regions

Top two rank for market penetration in 12 of 20 regions

#1

#1

#1

#1T

#1

#1

#2

#2

#2

#1

#2

#3

#2

#3

#4T

#3

#4T

#6

#6

#6

Opportunity: Relationship Expansion1

A 2005 study estimated that by focusing on cross-sell opportunities in the Diversified Commercial segment we could increase annual revenue at 9% - 13% CAGR (twice the market growth rate) over the next three years.

A 2005 study estimated that by focusing on cross-sell opportunities in the Diversified Commercial segment we could increase annual revenue at 9% - 13% CAGR (twice the market growth rate) over the next three years.

Source: Analysis by independent consulting firm based on industry averages and review of SunTrust’s Diversified Commercial client portfolio.<br/>1 Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Source: Analysis by independent consulting firm based on industry averages and review of SunTrust’s Diversified Commercial client portfolio.<br/>1 Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Non-Lending Opportunity

Non-Lending Opportunity

Opportunity: 360o Focus

3/31/2005

+ 67%

+ 29%

3/31/2006

Intense 360o Focus is Producing Results

Intense 360o Focus is Producing Results

Opportunity: Productivity


SunTrust Sales Force Productivity vs. Peer Banks
(Based on Rankings of Each Bank's Averages Per RM)
Least Productive Banks
Average
Most Productive Banks
Ranking
5th Quintile
4th Quintile
3rd Quintile
2nd Quintile
1st Quintile
Loan Balances Per RM
Deposit Balances Per RM
Loan Production Per RM
Deposit Production per RM
Fee Production Per RM
Commercial Real Estate
Core Commercial

- SunTrust Commercial Relationship Manager productivity is in the top two quintiles in most categories
- Initiatives are underway to boost loan, deposit and fee production
- Production, client profitability and pricing improvement are tracked and reported monthly
- Relationship Manager incentives are directly tied to new business production, growth in portfolio profitability and referrals to other lines of business

Source: Member Supported Commercial Banking Industry Benchmarking Association, 2006 Survey.
Note: Performance quintiles based on stack ranking of each institution's average, e.g. 80th percentile means the institution ranks 20th out of 100 institutions.

134

Opportunity: Business Transitions

Through the lifecycle Relationship Management approach, SunTrust is in a position

Through the lifecycle Relationship Management approach, SunTrust is in a position

Source: Based on third-party research done in 2004 and published in 2005

% of Businesses Expecting a Change in Ownership Within 10 Years (2005)

8%

9%

15%

In 6-10 Years (2009-2013)

In 3-5 Years (2007-2009)

Next 2 Years (2004-2006)

>$50 Million

Source: Independent research analysis of the Federal Reserve’s Survey of Consumer Finances

% of Owners’ Net Worth

% of Owners’ Net Worth

Centered in Business Assets

>$500,000-

>$500,000-

$1 Million-

$1 Million-

$10 Million-

$10 Million-

35.0%

49.5%

61.1%

86.0%

Net Worth Tier

Opportunity: Real Estate

Residential construction lending in our under-served and balanced markets (SunTrust is in 5 of the top 10 markets for population growth, household growth and total employment growth in the US**)

Selective expansion of our commercial real estate lending activities in designated markets in the recovery and expansion cycle

*Integra Realty Resources Inc.

*Integra Realty Resources Inc.

Top Strategic Initiatives1

Increase market penetration

Increase market penetration

Expand presence in markets with opportunity

Build Commercial banking sales force in the Carolinas

Enhance client relationships

Deploy a variety of tools and initiatives to target cross-sell opportunities

Relationship Opportunity Profile (predictive model for product usage)

Expansion of Strategic Review process to include Treasury Management and Business Transitions

Capture the personal banking of business owners/executives through a partnership with Wealth and Investment Management

Achieve 2006 Capital Markets sales goal increase of 27% from 2005

Achieve 2006 CMBS loan volume goal of $1 billion by expanding the sales force to 12 originators

Improve productivity

Institutionalize usage of performance management tools to drive increases in productivity and pricing improvement

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Key Takeaways

We are a major player in the market, a leader among our peers, and have upward momentum

We are a major player in the market, a leader among our peers, and have upward momentum

Value proposition: big bank capabilities delivered through local Relationship Managers who take a broad and long-term view of clients’ financial needs

Strategy: capitalize on the broad range of opportunities with clients throughout their lifecycle

Our 360o cross-sell approach has produced notable results

High market penetration provides relationship expansion opportunity

Productivity improvements provide additional opportunities

Our lifecycle relationship management approach uniquely positions us to capitalize on increasing business transition trends

SunTrust Corporate Payment Solutions

David Fuller

David Fuller

Senior Vice President

Corporate Payment Solutions at SunTrust

Lockbox

Lockbox

Merchant Services

Automated Investments

Automated Investments

Zero Balance Account

Controlled Disbursement

Controlled Disbursement

Corporate Card

Purchasing Card

Online Reporting:

Online Reporting:

Online Treasury Manager

Online Cash Manager

Traditional Treasury/Cash Management Services such as Online Information Reporting and Automated Clearing House services (ACH) like Direct Deposit of Payroll

Traditional Treasury/Cash Management Services such as Online Information Reporting and Automated Clearing House services (ACH) like Direct Deposit of Payroll

Commercial Card Services such as Corporate Card (travel and entertainment) and Purchasing Card (procurement)

Other Card Services such as Payroll Card and Gift Card (bulk sales)

Merchant Services including debit and credit card processing

Related Services

Business Credit and Debit Cards

Automated Investment Services

How clients use our products and services

Value of Corporate Payments to SunTrust

Corporate Payments are used by businesses of all sizes and in all SunTrust Lines of Business:

Corporate Payments are used by businesses of all sizes and in all SunTrust Lines of Business:

Corporate and Investment Banking (CIB)

Commercial Banking

Private Wealth Management (non-individual)

Percentage of first quarter 2006 Gross Account Analysis Revenues attributed to each LOB

Percentage of first quarter 2006 Total Sales (including Commercial Card and Merchant) attributed to each LOB

Commercial

Retail

Private Wealth Mgt.

CIB

Value of Corporate Payments to SunTrust

Corporate Payments as % of LOB Non-Interest

Corporate Payments as % of LOB Non-Interest

Deposits* Income (NII)**

Retail/Business Banking 14.7% 6.0%

Commercial Banking 81.1% 36.2%

Corporate and Investment Banking 47.3% 10.6%

Private Wealth Management 27.7% 2.5%

*Deposits on Account Analysis as a percentage of Total Deposits by LOB for first quarter 2006

The charts and table below illustrate, for each LOB, the proportion of deposit balances tied to Account Analysis and the non-interest income that is contributed by Treasury Management Services.

**Corporate Payments NII as a percentage of Total NII for each LOB for first quarter 2006

Sales and Financial Results

Sales for Corporate Payments, including Commercial Card and Merchant Services, increased in 2005 vs 2004 by 27%; sales in 1Q 2006 are 29% higher than 1Q 2005

Sales for Corporate Payments, including Commercial Card and Merchant Services, increased in 2005 vs 2004 by 27%; sales in 1Q 2006 are 29% higher than 1Q 2005

Service Charges on Deposit Accounts are impacted by revenue, balances and Earnings Credit Rate (ECR):

Gross Account Analysis Revenue (Price x Volume) in 1Q 2006 increased 3.2% vs 4Q 2005

Average Analysis Deposit Balances in 1Q 2006 were up 0.7% vs 4Q 2005

SunTrust actively manages the ECR and the percentage of the ECR paid at specific balance tiers

Total Performance from Other Fee-Based Services:

Purchasing Card total volume was up 177% in 2005 over 2004; and up 80% 1Q 2006 vs 1Q 2005

Corporate Card was relatively flat with total performance increasing by 2% in 2005 vs 2004; however, 1Q 2006 represents an increase of 61% when compared to 1Q 2005

Leveraging the Viewpointe Investment

SunTrust made an early commitment to check imaging and archiving. In March 2002, SunTrust took an ownership position in Viewpointe Archive Services and concurrently signed a long-term agreement to implement the company's check image archiving technology. Viewpointe currently is the largest provider of a check image archive, processing millions of items each month

- Of the approximately 9 million items processed through Viewpointe in March, SunTrust participated in the exchange of 7.9 million of those items.
- SunTrust is the first bank to do Fed Send through Viewpointe for image exchange. This positions us to exchange images directly with the Fed for banks where we do not have a direct partnership
- SunTrust has started exchanging with 4 non-owner customers through Viewpointe. This capability permits access to financial institutions that are not currently users of the Viewpointe archive

144

Complete Product Set

The focused product strategy has led to a quicker delivery of product solutions to the market. More than 40 enhancements to our products and services were introduced over the last 18 months. The complete product set now includes:

Product Rankings

Source: Ernst & Young 2005 Cash Management Services Survey, Customized Ranking Report for SunTrust Banks, Inc.

The product growth as a result of executing on the product roadmap has led to increased market share and improved rankings

The product growth as a result of executing on the product roadmap has led to increased market share and improved rankings

An Outside View of SunTrust Expertise

NACHA ranks SunTrust as the 5th largest ACH Originator and 7th largest ACH Receiver in their most recent results based on 2005 transaction volumes

An independent research firm recognizes Online Cash Manager as the Best Practice example for Online Banking Enrollment in a recent web conference for Internet users

Phoenix-Hecht* says:

- SunTrust's Cash Management specialists-our client support staff-received an A rating
- Quality ratings of A or A+ were received in 17 out of 18 product and service measures
- SunTrust received an average A rating across its products, overall perceptions of the bank, and its calling officers-the best in our footprint

*2006 Phoenix-Hecht Upper Middle Market Monitor

Ernst & Young* reports:

- SunTrust ranks among the top ten providers in volume for services including ACH origination, Internet-accessed accounts, corporate sweep clients and pre-encoded check deposits
- SunTrust is the 9th largest treasury management provider

* Ernst & Young 2005 Ranking report

An independent research firm released their 2005 Purchasing Card Benchmark Survey Report, and the results indicate that SunTrust consistently out-performed the industry in all satisfaction rating areas

147

Top Strategic Initiatives & Growth Opportunities

To achieve our overall revenue growth, we must continue our investment in product enhancements/new products. The evolution of payments will continue to require innovative products and services

To achieve our overall revenue growth, we must continue our investment in product enhancements/new products. The evolution of payments will continue to require innovative products and services

Increase product penetration:

Segmentation opportunities

Cross-sell existing products to non-users and new products to existing users

Leverage footprint and LOB strengths

Recent product introductions provide out-of-footprint revenue opportunities

Improve client experience to improve retention:

Continue focus on “being easy to do business with”

SunTrust Corporate Payment Solutions

David Fuller

David Fuller

Senior Vice President

SunTrust Commercial Line of Business

Gay O. Abbott

Gay O. Abbott

Corporate Executive Vice President

SunTrust Mortgage Line of Business

Sterling Edmunds, Jr.

Sterling Edmunds, Jr.

President and Chief Executive Officer

• Steadily-growing national <br/> mortgage lender<br/><br/> • Intense focus on the <br/> customer <br/> <br/> • Strong risk <br/> management focus

Steadily-Growing National Mortgage Lender

Production Growth Drives Earnings Growth

Growth in production increases servicing portfolio

Growth in production increases servicing portfolio

Retention opportunities

Escrow deposits

Increasing loan portfolio balances provide a steady income stream

Ancillary businesses grow

Captive reinsurance

Tax services

Production growth also fuels cross-sell

Home Equity

Deposits

Consumer Loans

Credit Card

Production

Growth

Earnings

Earnings

Servicing

Servicing

Loan

Loan

Cross-

Cross-

Ancillary

Ancillary

New Customers

New Customers

MORTGAGE’S MAJOR STRATEGIES FOCUS ON PRODUCTION GROWTH

Long Term Goal

How we achieve this:

Steadily ramp up the size of the sales force

Maintain a compelling value proposition to attract top sales talent

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Continued Significant Gains in Market Share1

Our Philosophy

People do business with people, not just brands.

People do business with people, not just brands.

We treat loan officers as our customers.

Loan Officer Value Proposition

Keeps our loan officers in touch with customers and prospects

Keeps our loan officers in touch with customers and prospects

Multiple touch points throughout year, including:

Loan officer branded monthly statements

Quarterly newsletters

Keeping Our Customers For Life

The Loan Officer is the Relationship Manager

SunTrust Mortgage’s Sales Force Growth

Sales force excludes sales assistants.<br/>1Mortgage Originator, April, 2006. “Top 200 2005 – Dollar Volume”.

SunTrust Mortgage Sales Force Growth = 40% CAGR

Results

Retained 98% of Top Producers

Average annual production per loan officer = $20MM

SunTrust Mortgage’s Consistent Growth

Market Share Source: Inside Mortgage Finance.

.95%

1.16%

1.23%

2.00%

SunTrust Mortgage Purchase Market Share

Sales Force Growth Drives Purchase Volume and Market Share Growth

$ Billions

SunTrust Mortgage Purchase Originations Growth = 36% CAGR

Market Landscape: The Mortgage Industry

Purchase Originations CAGR = 10.3%

Sources: HUD Survey of Mortgage Lending Activity, Mortgage Bankers Association, and Federal Housing Finance.

$ Billions

Up From:

Up From:

#18 in 2005

$ in Billions

The 3rd Fastest Growing Mortgage Company in 2005

National Market Share

Source: Inside Mortgage Finance.

Up From #18 in 2004

Source: Inside Mortgage Finance.

$ in Billions

Purchase Market Share

Regional Market Share and Ranking

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Long-Term Goal: #1 originator in every footprint market1

Long-Term Goal: #1 originator in every footprint market1

Market Manger is a tool that enables us to:

Market Manger is a tool that enables us to:

Dive deep into our markets to quantify mortgage opportunities and set priorities

Market Data – Census, HMDA, Claritas, SunTrust Mortgage

Modeling Techniques

Sales Manager Knowledge

Anticipate and prepare in advance for

rapidly changing and highly volatile

market conditions

Speed

Business Mix

Size of Sales force

Core Strengths: Mortgage Market Manager Program

Key Differentiator: Intense Focus on the Customer

Long Term Goals1

#1 in Service Quality by J. D. Power & Associates

Best Customer Retention Rate in the Industry

Average of 5 SunTrust Products for in-footprint SunTrust Mortgage Borrowers

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

SunTrust Mortgage’s Customer Focus

SunTrust Mortgage’s Focus: Customer Satisfaction

SunTrust Mortgage received the highest overall satisfaction index rating among mortgage servicing lenders examined in J.D. Power and Associates’ 2005 Primary Mortgage Servicer Study.

Ranked # 1 in Servicing:

Ranked #2 in Origination:

Ranked #2 in Origination:

Guaranteed Good Faith Estimate

Our guaranteed good faith estimate was well received in the market

SunTrust Mortgage’s Focus: Customer Retention

Source: PricewaterhouseCoopers’ Quarterly Customer Retention Survey for the quarter ended September 30, 2005.

Ranked #2 in PwC’s Mortgage Customer Retention Survey

Ranked #2 in PwC’s Mortgage Customer Retention Survey

Retention Rate %

%

Mortgage: Foundation for Customer Relationships

360o Partnerships

In 2005, Mortgage added 87,631 new households in the SunTrust footprint

$ Billions

+ 172%

+ 23%

1SunTrust legacy only.

1SunTrust legacy only.

2Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

2

2

Mortgage Referrals Driving Growth

Mortgage: Foundation for Customer Relationships

360o Partnerships

$ Billions

1

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

LOB Referrals Driving Mortgage Production Growth

Mortgage: Foundation for Customer Relationships

Today

SunTrust Mortgage’s Goal

Benefit

Represents Approximately $100 Billion in Mortgage Loans1

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Servicing Overview

Risk Management: <br/>Our Balanced Business Strategy

Strategy Highlights:

Strategy Highlights:

Retain Servicing associated with 90%+ of originated volume

Retain “Portfolio” production as held for investment: Hybrid (i.e. 3/1, 5/1, 7/1) ARMs, closed-end second lien mortgages, and construction-permanent loans

Sell whole loans servicing released for products which do not fit our risk profile

Use natural hedge of servicing and the mortgage portfolio to offset the cyclicality of loan origination business

Balanced Business Strategy

Balanced Business Strategy

MSR Amortization increases due to faster prepayment, which decreases servicing income

MSR Amortization increases due to faster prepayment, which decreases servicing income

In a falling rate environment new production at higher margins offsets greater servicing asset amortization

Balanced Business Strategy

Slower prepayment speeds result in lower mortgage servicing rights amortization

Slower prepayment speeds result in lower mortgage servicing rights amortization

SunTrust Mortgage uses selective servicing sales to reduce risk

Portfolio ARM products are desired by borrowers and balances grow

In a rising rate environment servicing income grows through slower prepayment speeds, offsetting lower production volumes and income

Profitability

Retail, Broker and Correspondent Production

Servicing & Portfolio

The Advantage of the<br/>Natural Hedge vs. the Financial Hedge

MSRs represent 90 bps of non-portfolio balances – among lowest in the industry

MSRs represent 90 bps of non-portfolio balances – among lowest in the industry

MSR book value equals $681 million; market value exceeds $1 billion

Net positive value is a result of our balanced business approach – no cash hedge losses

Given the cyclical nature of the business, we believe it is prudent to reduce some of our risk to falling rates

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

SunTrust Mortgage: Diverse Origination Mix

SUNTRUST

Alt A

- Sold to:
  - Fannie & Freddie
  - Whole Loan Investors
  - SunTrust Portfolio (Hybrids)
  - Securitized by SunTrust
- W.A. Credit Score=705
- W.A. LTV= 75%
- W.A. CLTV = 90%
- Purchase =70%
- Owner Occ. = 70%

Agency

- Sold to Fannie, Freddie, GNMA, etc.



46%
17%
10%
27%

Prime & Jumbo Mortgages

- Sold as whole loans or securitized
- W.A. Credit Score = 742
- W.A. LTV= 70%

SunTrust Bank Portfolio Programs

- Hybrid ARMs & Prime Second Mortgages
- W.A. Credit Score = 734

02/2006 Data

178

SunTrust Mortgage Portfolio

Primarily invests in prime and Alt-A hybrid ARMs and second mortgages

No negative amortizing mortgages

No option ARMs

No sub-prime mortgages

Total Loan Portfolio: $28.9 Billion

Total Loan Portfolio: $28.9 Billion

SunTrust Mortgage Portfolio

W.A. Credit Score = 734

W.A. Credit Score = 734

Portfolio Loss Rates:

Portfolio Loss Rates:

(excludes interest receivable)

2003 0.019%

2004 0.021%

(as of 3/31/2006)

(as of 3/31/2006)

To Manage Risks, we are <br/>Investing in the Right People, Technology and Processes

Current (As-Is) State (averages based on site visit observation)

Borrower Contact

Application

Product Selection

AUS

Clear Conditions

Closing

Post - Closing

Ship to Investor

Cycle Time

Broker

Correspondent

Interim State (18 Months - October 2006)

Day 1

Day 1

Day 1

Day 6

Day 7

Day 13

Day 15

Day 1

Cycle Time

Cycle Time

Future (To-Be) State (End of 2008)

Day 1

Day 1

Day 4

Day 5

Day 5

Day 6

Day 1

Day 1

Business Process Changes

Mortgage Transformation Program

Industry Benchmarking

SunTrust Mortgage:
Consistently Lower Costs Than Our Peers

Retail Originations
12% Lower Cost-per-Loan[1]

Broker Originations
26% Lower Cost-per-Loan[1]

Correspondent Originations
18% Lower Cost-per-Loan[1]

Mortgage Servicing
23% Lower Direct Annual Cost-per-Loan[2]

[1]Source: Wholesale Access Benchmarking of Production Revenue and Expense (Wholesale Access Mortgage Research & Consulting), FY05.
[2]Source: MBA/STRATMOR Peer Group Survey and Roundtables (Mortgage Bankers Association and STRATMOR Group), 1H05.

182

We are a steadily-growing national mortgage lender

We are a steadily-growing national mortgage lender

We operate our business with an intense customer focus, a key differentiator

Cross-selling in the mortgage channel is boosting overall growth and providing deeper penetration of customer relations

Our balanced business approach provides numerous benefits in various cycles

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Goal: Long-term annual net income growth of 10-12%1

Key Takeaways

SunTrust Mortgage Line of Business

Sterling Edmunds, Jr.

Sterling Edmunds, Jr.

President and Chief Executive Officer

SunTrust Corporate and Investment Banking Line of Business

R. Charles Shufeldt

R. Charles Shufeldt

Corporate Executive Vice President

Today’s Messages

CIB has changed significantly from the business it was five years ago

CIB has changed significantly from the business it was five years ago

We were a Corporate Banking business that cross-sold capital markets products

We are now a Capital Markets business that leverages the commitment of capital

To drive future growth, we’re focused on developing products that meet the needs of our key client segments

CIB’s Debt Capital Markets is a growth business for SunTrust

Corporations want an alternative to the three mega-CIBs and the investment banking monolines

The exit of two major debt capital markets players (Bank One and Fleet) has created additional opportunities for SunTrust

A number of our products are in the early stages of development with great upside potential

Corporate Banking Client Base

Focus on growing Economic Profit and improving risk adjusted return on capital (“RAROC”)

Commercial and Wealth and Investment Management Client Bases

Key Client Segments

High Level Client Strategy

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

High Level Client Strategy

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Client Revenue Mix

1 Receivables Capital Management, which mainly consisted of factoring assets, was divested in 1Q 2005.

Growth opportunities exist in the Core Franchise, Commercial and Wealth and Investment Management segments

Why SunTrust?

Here is what our clients told us1:

Intensely client focused

Intensely client focused

“understands our needs and challenges”

“focusing on long term success of our business as opposed to individual transactions”

“personal relationships and knowledge of our industry”

Size and regional approach

Great teamwork, more responsive, better execution

“size – not so large as to consider the client unimportant”

“extremely responsive and a highly experienced group of client managers and support personnel”

Strong balance sheet and willingness to commit capital

Consistent and reliable

1Quotes are from our 2006 Client Satisfaction Survey

Key Product Areas

Product View

CIB has a diversified product mix that has intentionally shifted away from credit over the past three years

High Level Product Strategy

Traditional Products

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

CIB – High Level Product Strategy

Capital Markets Products

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

CIB – High Level Product Strategy

Capital Markets Products

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

CIB – High Level Product Strategy

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

Capital Markets Products

Debt Capital Markets – New Product Revenue

New Product Revenue as a % of Total Revenue

Expanded product capabilities are critical to meeting our client needs and meeting our revenue growth expectations

RAROC Driven Corporate Banking Strategy

Corporate Banking – The Client Dimension

Product Revenues ¹ - 2005

Product Revenues ¹ - 2005

¹ From RAROC/Customer Profitability System

Corporate Banking

Corporate Banking

Banking Groups

Corporate Banking – RAROC/Customer Profitability

Key focus is on growing Economic Profit and RAROC returns in managing the Corporate Banking clients

Key focus is on growing Economic Profit and RAROC returns in managing the Corporate Banking clients

Fully loaded, client level, RAROC/Customer Profitability System helps us manage Economic Profit and RAROC returns

Credit Economic Capital captured at the obligor level

Captures all product revenue sources attributable to a client

Monthly reporting done at the Client and Client Manager level

RAROC decision support tool used to help with ‘what if’ transaction scenarios

Clients with RAROCs below target are monitored

This information helps us understand our mutual relevance with a client and guides our strategic relationship planning

Corporate Banking – The Results

RAROC Financial Performance ¹

¹ Source: RAROC/Customer Profitability System

¹ Source: RAROC/Customer Profitability System

Corporate Banking – Client Focus

The result has been a significant shift and reduction in our client base

14% overall decrease from 12/31/03

# of Clients Trend (Excluding Financial Services)

Corporate Banking – Deepening Client Relationships

In-Focus Clients (Excluding Financial Services)

Product Revenue Segmentation by Quintiles (LTM March 2006)1

Good depth as 40% of clients generate approx. 80% of revenue. Opportunity exists in 3 thru 5 quintile to improve revenue

Average # of Products per Client

Average # of Products per Client

Strong penetration in top two quintiles. Opportunity to increase cross-sell in the bottom three

Corporate Banking – New Business Revenue Trends

Average Top 10 Deals in 2005 = $6.5 million, represents significant growth in average Top 10 (2003-2005 CAGR â‰ˆ 58%)

Average Top 10 Deals in 2005 = $6.5 million, represents significant growth in average Top 10 (2003-2005 CAGR â‰ˆ 58%)

360o Initiative to Drive Capital Markets Sales

Cross-sell of Capital Markets products to Commercial/Wealth and Investment Management LOBs

CIB’s major 360° penetration initiative identified in early 2005 was the opportunity to increase cross-sells of Capital Markets products into the Commercial and Wealth and Investment Management LOBs

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

How We Are Achieving Our 360o

Capital Markets’ Originations Focus

Team of 20 professionals located throughout the geographic footprint

Support RMs in building Strategic Business Partnerships

Support and co-deliver Strategic Reviews

Identify and screen Capital Markets product opportunities

Champion opportunities with Capital Markets product specialists

Cross-sell of Capital Markets Products to Commercial/ Wealth and Investment Management Lines of Business

Cross-sales to the Commercial LOB:

Cross-sales to the Commercial LOB:

2005 = $61.9 million, up 67% over 20041

Cross-sales to Wealth and Investment Management LOB:

2005 = $16.5 million, up 99% over 20041

Total revenue cross-sold:

2005 = $78.4 million, up 73% over 20041

2006 cross-sale goal:

1Includes NCF in 2005, legacy SunTrust for 2004.

1Includes NCF in 2005, legacy SunTrust for 2004.

Key Takeaways

Goal: Long-term annual net income growth of 9-11%1

Growth will primarily be driven by Debt Capital Markets

Product revenue mix will continue to shift away from credit towards capital markets

Our key strategic focus in managing the Corporate Banking client base is on growing Economic Profit and RAROC returns

We are leveraging our success across the company by thinking 360° and cross-selling Capital Markets products through other lines of business

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

SunTrust Corporate and Investment Banking Line of Business

R. Charles Shufeldt

R. Charles Shufeldt

Corporate Executive Vice President

SunTrust Banks, Inc.

Mark A. Chancy

Mark A. Chancy

Corporate Executive Vice President

Building for Long-Term Growth

1998/99 → Current

Enhanced Franchise	One Bank	Take the Lead	Sales Culture Transformation	Risk Optimization & Enhanced Operating Leverage
• Extended footprint into key growth markets with Crestar merger • Collapsed 28 bank charters • Streamlined functional organization	• Focused on efficiency, ability to deliver common customer experience • Implemented series of operational initiatives and common systems platform	• Introduced new geographic structure and operating model • Aligned top talent to key leadership positions • Intensified local market, client and sales focus	• Implemented corporate strategy referred to as S3 + E2 = Selling, Serving, Sustaining client relationships with Excellence in Execution • Placed highest priority on sales, cross-LOB referrals & client retention • Championed 360º relationships: profiling clients' financial services needs and accessing the breadth of SunTrust's capabilities • Established high performance standards for LOBs and geographic units	• Focusing on loan spread improvements • Institutionalizing Business Mix Management process to optimize long-term investments and financial performance • Identifying portfolios with opportunity for better risk-adjusted pricing, applying improved credit analytics and pricing tools • Pursuing productivity initiatives to drive significant expense savings

213

Key Investor Issues

Key Concerns:

Key Concerns:

Net interest margin, return on assets, and return on equity run below peer averages

Question SunTrust’s ability to effectively manage the risk/return tradeoff

Express concern over expense management discipline

Addressing the Issues:

The next phase of SunTrust’s long-term growth strategy has three main areas of focus:

Business Mix Management (BMM) – a process designed to optimize our long-term investments and enhance financial performance

Portfolio Management Committee – a process that will facilitate balance sheet/capital allocation to loan portfolios which provide enhanced risk-adjusted returns (Tom Freeman)

Shape the Company’s long-term view about the clients that we want to serve and the businesses we want to invest in

Periodically review our portfolio of businesses (30) to ensure that we are making the right investment choices

Periodically review our portfolio of businesses (30) to ensure that we are making the right investment choices

Have a view of what businesses are core to SunTrust’s long-term strategy that is validated by current and future performance and external perspectives

Evaluate risk-adjusted profitability data to inform strategic decisions

Provide high level corporate direction to enhance the one- and five-year planning/budgeting processes:

Relevance and importance to SunTrust’s overall mix of businesses

Differentiated expense growth rates based on where we want to focus investments

Objectives

Business Mix Management: Overview

The Company has segmented its five lines of business into 30 distinct sub-LOBs

Sub-Line of Business Descriptions

Sub-Line of Business Descriptions

How BMM Integrates with Other SunTrust Initiatives

Integrates peer analysis and risk-adjusted profitability data to help drive strategic decisions for target setting and investment allocation during the planning process



JAN
FEB
MAR
APR
MAY
JUN
JUL
AUG
SEPT
OCT
NOV
DEC
Peer Analysis
PAL
Profitability by LOBs and subLOBs
Biz Mix Mgt
5-Year Model Development
Planning
Strategic 5 Year Plan
Tactical 2007 Plan
Investment Mgt
Request investments, allocate funds, monitor investment performance
Targets Set
Investment Pools Set

Peer Analysis

- What areas are we lagging relative to our peers?
- What business levers should we focus to improve our position?
- Do we have the right business mix?

Profitability and Accountability Linkage (PAL)

- What is the profitability of our LOBs/subLOBs/products?
- What are the historical growth rates of our LOBs/subLOBs?
- What are the key performance metrics by LOB/subLOB?

Business Mix Management

- What are the future business as usual (BAU) growth rates by LOB/subLOB (internal and external perspectives)?
- What gaps exist between our BAU future and our target aspiration at corporate level?
- How do our sub-LOBs rank relative to one another?
- How should we best manage our portfolio of businesses for optimal future performance?

Planning

- What are our priorities this year and in context to our 5-year plan?
- Where will we invest, maintain or restructure?

Investment Management

- Where will we invest?
- How are our investments performing?
- What tactics do we utilize to improve the performance of our investments?

218

Potential Value of BMM to the Company

SunTrust

In order to exceed peer median and generate top quartile performance, a change from business as usual is required – significantly differentiating expenses and capital investments in selected growth businesses

	2005	2010 BMM Optimized	5 Year Goal[1]
Operating EPS Growth[2 3]	7.4%	**Peer Median/Top Quartile Performance**	**9-11%**
Operating Leverage: Revenue/Expense Multiple[2]	1.6x	▪ Significant differentiation of investment in Sub LOBs	**1.5x**
Operating Revenue Growth[2 3]	6.4%	▪ Double digit growth in highly profitable businesses	**>7%**
Tangible Equity to Tangible Assets[4]	5.6%	▪ Expense control in lower growth businesses	**>6%**

For a discussion of factors which affect the comparability of the full year 2005 to the full year 2004, please refer to Management's Discussion and Analysis in the Company's Annual Report on Form 10-K for the period ended December 31, 2005 as filed with the SEC.

1 Actual results could differ. Please see slide 1 for a list of important factors that could cause actual results to differ.
2 Based on full-year, annual growth rates.
3 Reported EPS Growth was 5.4%. Reported revenue growth was 23.0%. Reconcilements are contained in the appendix.
4 Period-end tangible equity divided by period-end tangible assets.

219

SunTrust Banks, Inc.

Thomas E. Freeman

Thomas E. Freeman

Corporate Executive Vice President

Credit Risk: Asset Quality <br/>and Allowance for Loan and Lease Loss Ratios

(period-end)

Disciplined Credit Risk Management

Nonperforming Loans/Loans

* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. Numbers presented for peers are averages.

* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. Numbers presented for peers are averages.

%

Disciplined Credit Risk Management

Loan Loss Reserve/Nonperforming Loans

%

* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. <br/>Numbers presented for peers are averages.<br/>Source: SNL Financial

Net Charge-Offs/Average Loans

%

We are at cyclical lows in credit cycle; our expectation is for net charge-offs to trend upwards toward 15-25 bps in the 2nd half of 20061

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. <br/>Numbers presented for peers are averages.<br/>Source: SNL Financial

Disciplined Credit Risk Management

Credit Perspective: Loan Portfolio

$118.1B in outstanding loans at March 31, 2006

$118.1B in outstanding loans at March 31, 2006

12.6% loan growth 1Q 2006 over 1Q 2005 on average

1Q 2006 loan growth drivers – residential mortgage, home equity lines and construction lending

Commercial, Retail, and Mortgage LOB’s each hold 25-27% of the loan portfolio

Credit Perspective: Real Estate Portfolio

Real Estate lending remains strong, though some slowing is expected due to rising rates. No material effects have been observed yet in our portfolios

Real Estate lending remains strong, though some slowing is expected due to rising rates. No material effects have been observed yet in our portfolios

Strong growth in low risk residential mortgages and home equity products has had the effect of reducing our ALLL/Loans coverage ratio, which now stands at 0.88%

As of March 31, 2006

Another View of Loan Loss Reserve Adequacy

* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. <br/>Numbers presented for peers are averages.

* Peers include Amsouth, Bank of America, BB&T, Comerica, Fifth Third, First Horizon, Keycorp, M&T Bank, National City, PNC, Regions, US Bancorp, Wachovia and Wells Fargo. <br/>Numbers presented for peers are averages.

Portfolio Management Committee

The Bank has established a formal process to periodically review credit portfolio performance by LOB, geography, industry, and counterparty risk concentrations. This data will be viewed in a risk/reward framework

The Bank has established a formal process to periodically review credit portfolio performance by LOB, geography, industry, and counterparty risk concentrations. This data will be viewed in a risk/reward framework

There are several key ways in which the new approach will add economic value:

Portfolio performance will be improved by a better understanding of the value creation process and the trade-offs required for optimal use of scarce or excess capital (regulatory and economic)

Pricing and origination strategies will be managed in a more dynamic manner using standardized, consistently applied and comprehensive metrics across our franchise

The Portfolio Management Committee has been formed to facilitate the most efficient use of SunTrust’s regulatory and economic capital resources

Desired High-Level Outcomes

Leverage Economic Capital Usage:

Leverage Economic Capital Usage:

Optimize usage of available Credit Capital

Define Capital Allocation methodology and process

Align business strategies and incentives

Develop strategies to increase RAROC, ROE, Risk-Adjusted NIM

Tactical Improvement of Key Performance Metrics:

Understand options for short-term improvements

What-if capability for forecasting/simulation

Impact analysis on key metrics

Actionable tactics via:

LOB Marketing initiatives

Balance Sheet Management

Portfolio Management

Input from Credit into Financial Forecast

Credit Management:

Credit Policy implication review

Policy revision

Credit Process management

Credit origination internal controls

Compliance Monitoring regarding systems and data

Portfolio Measurement and Credit Capital Allocation

Risk appetite

Portfolio management metrics and methodology

Portfolio analytics

The Portfolio Management Committee is in the formative stages at SunTrust; however, three principal work tracks are under discussion/development

Changing the Paradigm of Balance Sheet Management

Historical

Future

EPS growth is good as long as risk is low

Balance EPS objectives with other financial ratios (ROA, NIM, etc.)

Balance sheet usage driven by business line ability to originate

Largely ‘buy and hold’ philosophy

Largely ‘buy and hold’ philosophy

Balance sheet usage planned, monitored and actively managed, as a whole, through the Portfolio Management Committee and ALCO processes

Consideration of multiple alternatives for liquid asset classes. Promotion of specialization

Consideration of multiple alternatives for liquid asset classes. Promotion of specialization

Current Projects in Portfolio Management Committee

Balance Home Equity production by reevaluating production channels, pricing disciplines, cross-sell requirements and underwriting guidelines. Identification of populations which meet more balanced risk/reward dynamics and development of effective marketing programs:

Balance Home Equity production by reevaluating production channels, pricing disciplines, cross-sell requirements and underwriting guidelines. Identification of populations which meet more balanced risk/reward dynamics and development of effective marketing programs:

Adjustments to acquisition criteria

Enhanced branch sales efforts

Examination of alternative acquisition strategies through broadened wholesale channels or portfolio purchases

Active management of the mortgage portfolio by evaluating its existing characteristics, modeling portfolio behaviors under various scenarios and developing a series of strategies about the ultimate size and composition of the portfolio

The process is focused on two current opportunities: Home Equity and Mortgage portfolios

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

SunTrust Banks, Inc.

David F. Dierker

David F. Dierker

Corporate Executive Vice President

SunTrust Efficiency and Productivity (STEP)

- Six specific program "elements" or work streams...work plan refinement underway
- Work managed throughout the organization
- Focused on select current expenses, major new investments and creating operating leverage
- Create a sustainable platform for promoting future productivity improvements
- Fund a corporate investment pool


2005 Expense Mix
Other 13%
Goods & Services 29%
Occupancy 6%
Goodwill & Intangibles 3%
Salary, Compensation, Benefits 49%

STEP Elements

- Supplier Management
- Corporate Real Estate
- Outsourcing/Offshoring
- Investment and Project Management Governance
- Client Support Operating Leverage
- Client Contact Operating Leverage

233

Supplier Management

SunTrust spends $1.4 billion annually (29% of total expenses) on goods and services

Expense Type

Processing and professional services together consume over 50% of spend


Share of total goods & service expense by category
Excluding occupancy
Other $245
F&E $98
Adv & PR $99
Benefits $142
Professional Svcs $255
Total Spend $1.4B

Business Unit

SunTrust spend is primarily distributed amongst 7 business units that account for 90% of the spend


CIB 5%
Marketing 6%
Mortgage 10%
Others 10%
EIS 33%
W&IM 10%
Retail 14%
HR 12%
Total spend $1.4B

Historically

- Managed supplier relationships de-centrally
- Consolidated some aspects of contract management/monitoring
- Installed a company-wide RFP process
- Reduced total vendors to 33,000

STEP Supplier Management

- Create commodity owner/vendor manager/sourcing specialist teams
- Organize around 10 commodity types
- Review 63 supplier relationships representing $500 million (37%)
- Develop strategies to
  - Improve SunTrust/supplier processes to increase productivity and reduce total cost of ownership, not just price
  - Optimize SunTrust demand for services by simplifying requirements, demand aggregation and changing policy
  - Structure supplier relationships to optimize the number of suppliers, create pricing leverage, focus on MWBE spend and develop banking relationships with suppliers
- Enhance procure-to-pay processes, people and technology to drive increased value for SunTrust

234

Corporate Real Estate

Total occupancy expenses of $330 million in 2005

Total occupancy expenses of $330 million in 2005

Owned Facility Sale/Leaseback Review

Owned Facility Sale/Leaseback Review

Other Initiatives

Other Initiatives

Space Utilization

Space Utilization

Branches

Branches

Phase 1 - 100,000+ sq ft

Phase 2 - 25,000 to 100,000 sq ft

Utility Demand & Supply

Utility Demand & Supply

Workspace Alternatives

Workspace Alternatives

Facilities Scorecards

Facilities Scorecards

Space Standards review/recommendations

Major Office Buildings

Major Office Buildings

Phase 1 - Top ten buildings (150,000 + sq ft)

Phase 2 - 10,000 to 150,000 sq ft

Outsourcing/Offshoring

SunTrust

Steering Committee

- Gay Abbott
- Craig Kelly
- Mimi Breeden
- Gene Kirby
- Mark Chancy
- Mark Pregmon
- Bob Coords
- Charlie Shufeldt
- Dave Dierker
- Bill Rogers
- Sterling Edmunds
- Tim Sullivan
- Tom Freeman
- Linda Potter
- Paul McDonough

Executive Program Sponsor
Dave Dierker

Program Sponsor
Linda Potter

Program Manager
Paul McDonough

Program Office
Projects: Kym Norman
Processes: Charu Kumar
Opportunities: Linda Talluto

GO Team – Offshore Transition Projects

- Consumer Lending – *R. Steenburgh & S. Disbne*
- GR 2010 – *M. Harkness & B. Franklin*
- Mortgage BestShores – *M. Watts & J. Purcell*
- AP & Fixed Assets – *A. Shelly & A. Wordent*
- Business Banking – *D. Ragland & R. Smith*
- Model Validation – T. Yu

More to Come…

GO Team – Cross-Team Working Group

- Client Experience – *S. Taylor*
- Procurement – *R. Trout*
- Communications – *M. McCoy*
- Strategies – *B. Szabo*
- Finance – *R. Gorman*, *M. Williamson & P. McCusker*
- Supplier Relationship Mgmt. – Juliann Gonzales
- Human Resources – *S. Johnson & K. Troyan*
- Technology Management – *G. Adams*
- Risk Management – *D. Bilko, J. Breedon, D. Rowan, P. Tyson, J. Graham*
- Vendor Consents – *T. Heller*

GO Team – Offshore Service Management

- Mark Pregmon – *Supplier Relationship Manager*
- Mike Hartness – *Supplier Relationship Manager*
- Marvin Watts – *Supplier Relationship Manager*

236

Investment and Project Management Governance Linkage with Business Mix Management

SunTrust

Investment prioritization and project management disciplines are designed to allocate resources to initiatives based on strategic and financial value as well as provide stakeholder oversight to achieve value realization commitments

Investment Prioritization

Business mix management and other strategic work informs pool recommendations and major investment recommendations

Four Project Governance Groups (PGGs)

- Consumer Banking
- Specialty Groups
- Technology Infrastructure
- Corporate Back Office

Recommend investment pool distribution to PGGs which in turn allocate funds to the program/project level

Project Management

Project approval requires financial business case.

Project disciplines required depending upon:
- financial investment size
- strategic importance
- inherent risk

Project monitoring "Gates"
- Horizon
- Conceptual Assessment
- Design and Activation Planning
- Delivery

Regular progress reporting

Level 1 Programs/Projects Underway

- SunTrust Enterprise Risk Program
- Project 2010
- ATM Replacement
- Mortgage Transformation
- Supercharge Home Equity
- Wealth Transfer aka Retirement Journey
- Content Management

237

Client Support Operating Leverage

Human Resources

Human Resources

Staffing

- Hiring activity increases over last three years accompanied by reduced cost per hire

- Improve linkage between technology and process design

- Create stronger partnerships within HR and throughout enterprise

- Manage with improved metrics and workforce planning

Employee OnBoarding

- Speed productive deployment of new hires

- Coordinate across company

Process Design and Management

Treasury Management

- Streamline process and make more client friendly

- Significantly improve client experience by reducing time to implement new products

Call Center and Online Consumer Deposit Account Opening

- Streamline account opening process

- Ultimately increase the yield on sales

Organization Optimization

Organization Optimization (planned)

- Spans of management control

Projects are underway to better support client development efforts through quality improvement and scalable platforms. Throughput-oriented metrics pilot project completed

Client Contact Operating Leverage

Sales Force Quintiling

Sales Force Quintiling

All LOBs and STOLI

23 sales force types

Loan Spread Improvement

Loan Spread Improvement

Region level spread improvement estimates

Covers Retail, W&IM and Commercial LOBs including Real Estate Finance Group

Majority of the impact anticipated to be driven by Commercial LOB

Staffing Model Effectiveness

Staffing Model Effectiveness

Staffing model documentation and comparison

Region Efficiency Improvement

Region Efficiency Improvement

Internal peer group comparisons

Revenue per person

Expense per person

Performance per person

Updated Outlook for 20061

Loans2

Loans2

Deposits2

Net Margin3

Net Interest Income2

Noninterest Income2

Noninterest Expense2

Net Charge-Offs4

High-single digits

High-single digits

Low to mid-single digits

Relatively stable around 3.10%

Mid-single digits

High-single digits

Mid-single digits

Low end of 25-35 bp range

Previous Outlook

Low-double digits

Low-double digits

Mid-single digits

3.00-3.10%

5-7%

High-single digits

6-8%

10-20 bp

Current Outlook

Better than expected loan growth driven by continued strength in mortgages

Better than expected loan growth driven by continued strength in mortgages

Stronger growth in higher-rate deposits (MMA and CD’s)

Driven lower by higher LHFS resulting from strong mortgage production and stronger overall loan growth, coupled with change in deposit mix

Driven by stronger loan growth

Mortgage-related income expected to remain strong

Running slightly higher than previous outlook due partially to volume-related expenses

Credit trends better than expected, but outlook is for NCO’s to trend towards 15-25 bps in 2nd half of year

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

1Actual results could differ materially from those contained in or implied by such statements. A list of important factors that could affect actual results are listed on slide 1.

2Year-over-year growth rates.

3 Outlook range covers remaining quarters in 2006 as well as the full year.

Capital Management

Historically SunTrust has Returned 72% to Shareholders Through Dividends and Share Buybacks

%

SunTrust Banks, Inc.

Mark A. Chancy

Mark A. Chancy

Corporate Executive Vice President

Thomas E. Freeman

Thomas E. Freeman

Corporate Executive Vice President

David F. Dierker

David F. Dierker

Corporate Executive Vice President

Conclusion

SUNTRUST

SunTrust Long-Term Financial Goals

Primary Performance Metrics	5 Year Goal[1]
EPS Growth[2]	9-11%
Operating Leverage: Revenue/Expense Multiple[2]	1.5x
Revenue Growth[2]	>7%
Tangible Equity to Tangible Assets[3]	>6%

How We Get There

- Executing LOB strategies in the geographic units to acquire, retain and expand client relationships, leveraging our operating model differentiation
- Enhancing the depth and breadth of our management team and continued alignment against our long-term financial objectives, with the appropriate balance for short-term earnings achievement
- Continued focus on internal productivity improvements to reduce costs and create investments for future growth
- Balancing our business mix, optimizing risk adjusted returns and aligning investments with the greatest opportunities

1 Actual results could differ. Please see slide 1 for a list of important factors that could cause actual results to differ.
2 Based on full-year, annual growth rates.
3 Period-end tangible equity divided by period-end tangible assets.

243

Why SunTrust?

Execution against our unique operating model continues to prove its effectiveness as we are positioned well to provide big bank resources through a locally empowered management team

Execution against our unique operating model continues to prove its effectiveness as we are positioned well to provide big bank resources through a locally empowered management team

We have an experienced and proven management team who work effectively across business and product lines to deliver the best of SunTrust

We have the best footprint – we are in some of the fastest growing markets in the country

Our best in class sales culture has been generating above average growth across all of our markets and businesses

We have an increasingly diverse business mix that allows us to deliver a full relationship

We are disciplined in our approach to risk management, consistently maintain best-in-class credit quality

Appendix

SunTrust presents total noninterest income and total revenue excluding realized securities gains/losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains/losses is more indicative of the Company’s performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

SunTrust presents selected financial data on a basis that excludes merger expense, which represent incremental costs to integrate the operations of National Commerce Financial ("NCF"). The Company also presents selected financial data that further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.

The Company presents noninterest expense before an impairment charge on Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

Reconcilement of Non-GAAP Measures

Reconcilement of Non-GAAP Measures Continued

December 31, 2005

Reconcilement of Non-GAAP Measures Continued